EXHIBIT 10.2

                              OFFICE BUILDING LEASE


                                     between


                       GREENVILLE AVENUE PROPERTIES, LTD.

                                   "Landlord"

                                       and

                              PREFERRED VOICE, INC.

                                    "Tenant"

                              OFFICE BUILDING LEASE
                              ---------------------

         In consideration of the mutual covenants and upon the terms and conditions set forth in Part One "Fundamental Lease Provisions", Part Two "Supplemental Lease Provisions", and other attachments and exhibits numerated in the Table of Contents to this Office Building Lease ("Lease"), GREENVILLE AVENUE PROPERTIES, LTD. ("Landlord") hereby leases to the Tenant named below and Tenant hereby leases from Landlord, certain premises described below.

                                    PART ONE

                          FUNDAMENTAL LEASE PROVISIONS

         1. Tenant: Preferred Voice, Inc., a corporation organized under the laws of the State of Delaware.

         2. Premises: Designated as "Suite 570", outlined and crosshatched on Exhibit B hereof and containing approximately 1,707 square feet of Rentable Area on the fifth floor(s) of the Tower.
(Part Two, Article 1)

         3. Term: Beginning on Commencement Date (contemplated to be February 5,
1998) and ending on the last day of February, 1999. (Part Two, Article 2)

         4. Monthly Installment of Base Annual Rent: Two Thousand Two Hundred Four and 88/100 Dollars ($2,204.88). (Part Two, Section 3.1)

         5. Landlord's Annual Operating Cost Contribution: Actual Expenses for Calendar Year 1998 and ____/100 Dollars ($____) per square foot of Rentable Area of Premises times the number of square feet of Rentable Area. [Part Two, Section 3.2(b)]

         6. Security Deposit: Four Thousand Four Hundred Nine and 75/100 Dollars ($4,409.75). (Part Two, Section 3.6)

         7. Prepaid Rent: Two Thousand Two Hundred Four and 88/100 ($2,204.88) the Base Annual Rent for the First Month of the Term. (Part Two, Section 3.5)

         8. Premises Use:  Office space. (Part Two, Article 6)

         9. Commercial General Liability Insurance: Two Million and No/100 ($2,000,000.00) (Part Two, Article 8)

         10. Addresses For Notices and Payment of Rent and Other Charges (Article 16):



                                Part One - Page 1

         TO TENANT:                                  TO LANDLORD:

         To the Premises                             6500 Greenville Avenue
                                                     Suite 110
                                                     Dallas, Texas 75206
                                                     Attention: Property Manager

         11. Broker (Article 17): Carrie Arrington of Swearingen Realty Group, Inc.

         12. Parking Spaces: Number of spaces: One (1) unreserved Garage space*. Monthly Charge: $0 per space. Four (4) unreserved surface Lot parking spaces.
Monthly Charge: $0 per space. ALL PARKING SHALL BE ON A FIRST COME FIRST SERVE BASIS.

         *LANDLORD WILL ALLOW TENANT TO UTILIZE, AS AN ALTERNATIVE TO ONE (1) OF THE UNRESERVED SURFACE LOT PARKING SPACES, ONE (1) ADDITIONAL UNRESERVED GARAGE SPACE, ON A MONTH TO MONTH FIRST COME FIRST SERVE BASIS, HOWEVER, UPON TEN (10) DAYS PRIOR WRITTEN NOTICE FROM LANDLORD, TENANT SHALL RELINQUISH SAID UNRESERVED GARAGE SPACE AND SHALL SUBSEQUENTLY PARK THAT VEHICLE ON THE SURFACE LOT. ADDITIONAL UNRESERVED GARAGE SPACE MONTHLY GARAGE: $0 PER MONTH.

         13. Riders: The following numbered Riders are attached to this Lease and made a part of this Lease for all purposes:

         Rider 1: Work Letter
                  --------------------------------------------------------------
         Rider 2:
                  --------------------------------------------------------------
         Rider 3:
                  --------------------------------------------------------------
         Rider 4:
                  --------------------------------------------------------------
         Rider 5:
                  --------------------------------------------------------------

         14. Incorporation of Other Provisions: All of the provisions, covenants and conditions set forth in Part Two and all other exhibits and riders described in the attached Table of Contents and the preceding paragraph, are by this reference incorporated into the Fundamental Lease Provisions as fully as if the same were set forth at length in the Fundamental Lease Provisions. Each reference in Part Two and exhibits and riders to any provision in the Fundamental Lease Provisions will be construed to incorporate all of the terms provided under the referenced provision in the Fundamental Lease Provisions. In the event of any conflict between a provision in the Fundamental Lease Provisions, on the one hand, and a provision in Part Two or exhibits or riders, on the other hand, the latter will control.




                                Part One - Page 2

         This Lease has been executed by Landlord and Tenant as of the 3rd day of February, 1998.

         TENANT:                                              LANDLORD:

         PREFERRED VOICE, INC.                     GREENVILLE AVENUE PROPERTIES,
                                                   LTD.
                                                   By:    LHTE Properties, Inc.,
                                                          General Partner

         By:/s/ Mary G. Merritt                    By:/s/ Graham McFarlane
            --------------------------                --------------------------
         Name:Mary Merritt                         Name:Graham McFarlane
              ------------------------                  ------------------------
         Title: VP Finance/Secretary               Title:Vice President
                ----------------------                  ------------------------

         ATTEST:

         By:
               ----------------------------
         Name:
               ----------------------------
         Title:
               ----------------------------

[THE LEASE MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE-PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BYLAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED.]



                                Part One - Page 3

                                TABLE OF CONTENTS

                                    PART TWO

1.       PREMISES, COMMON AREAS, SERVICE AREAS....................................................................1
         -------------------------------------
         1.1.     Building........................................................................................1
                  --------
         1.2.     Computation of Rentable Area....................................................................1
                  ----------------------------
         1.3.     Minor Variations in Area........................................................................1
                  ------------------------
         1.4.     Ceiling, Walls..................................................................................1
                  --------------
         1.5.     Condition of Premises...........................................................................1
                  ---------------------
         1.6.     Common and Service Areas........................................................................2
                  ------------------------

2.       TERM.....................................................................................................2
         ----
         2.1.     Term............................................................................................2
                  ----
         2.2.     Delay in Commencement...........................................................................2
                  ---------------------
         2.3.     Holding Over....................................................................................2
                  ------------

3.       MONETARY PROVISIONS......................................................................................3
         -------------------
         3.1.     Base Annual Rent................................................................................3
                  ----------------
         3.2.     Tenant's Share of Certain Costs.................................................................3
                  -------------------------------
         3.3.     Personal Property Taxes.........................................................................4
                  -----------------------
         3.4.     Taxes for Leasehold Improvements................................................................4
                  --------------------------------
         3.5.     Prepaid Rent....................................................................................5
                  ------------
         3.6.     Security Deposit................................................................................5
                  ----------------
         3.7.     Late Payments...................................................................................5
                  -------------
         3.8.     Interest........................................................................................5
                  --------
         3.9.     Administrative..................................................................................6
                  --------------
         3.10.    Additional Rent.................................................................................6
                  ---------------

4.       CONSTRUCTION.............................................................................................6

5.       SERVICES AND UTILITIES...................................................................................6
         ----------------------
         5.1.     Services by Landlord............................................................................6
                  --------------------
         5.2.     Tenant's Obligations............................................................................7
                  --------------------
         5.3.     Tenant's Additional Service Requirements........................................................7
                  ----------------------------------------
         5.4.     Interruption of Utility Service.................................................................8
                  -------------------------------

6.       OCCUPANCY AND CONTROL....................................................................................9
         ---------------------
         6.1.     Use.............................................................................................9
                  ---
         6.2.     Rules and Regulations...........................................................................9
                  ---------------------
         6.3.     Additional Covenants of Tenant..................................................................9
                  ------------------------------
         6.4.     Access by Landlord.............................................................................10
                  ------------------
         6.5.     Control of Building and Common Areas...........................................................10
                  ------------------------------------
         6.6.     Minimization of Disruption.....................................................................10
                  --------------------------


                                       (i)





7.       REPAIRS, MAINTENANCE AND ALTERATIONS....................................................................10
         ------------------------------------
         7.1.     Landlord's Repair Obligations..................................................................10
                  -----------------------------
         7.2.     Tenant's Repair Obligations....................................................................11
                  ---------------------------
         7.3.     Rights of Landlord.............................................................................11
                  ------------------
         7.4.     Surrender......................................................................................11
                  ---------
         7.5.     Alterations by Tenant..........................................................................12
                  ---------------------
         7.6.     Liens..........................................................................................13
                  -----

8.       INSURANCE...............................................................................................13
         ---------
         8.1.     Insurance Required of Tenant...................................................................13
                  ----------------------------
         8.2.     Policy Form....................................................................................13
                  -----------
         8.3.     Waiver of Subrogation..........................................................................14
                  ---------------------
         8.4.     Damage to Property or Persons..................................................................14
                  -----------------------------
         8.5.     Proceeds from Property Insurance...............................................................14
                  --------------------------------
         8.6.     Landlord's Insurance...........................................................................15
                  --------------------

9.       DAMAGE OR DESTRUCTION...................................................................................15
         ---------------------
         9.1.     Repair by Landlord.............................................................................15
                  ------------------
         9.2.     Landlord's Rights Upon The Occurrence of Certain Casualties....................................15
                  -----------------------------------------------------------
         9.3.     Repairs by Tenant..............................................................................16
                  -----------------

10.      EMINENT DOMAIN..........................................................................................17
         --------------
         10.1.    Total Taking...................................................................................17
                  ------------
         10.2.    Partial Taking.................................................................................17
                  --------------
         10.3.    Award..........................................................................................17
                  -----

11.      ASSIGNMENT AND SUBLETTING...............................................................................18
         -------------------------
         11.1     Consent........................................................................................18
                  -------
         11.2.    Landlord's Option..............................................................................18
                  -----------------
         11.3.    Definition of Assignment.......................................................................18
                  ------------------------
         11.4.    Legal Fees.....................................................................................19
                  ----------
         11.5.    Bankruptcy Insolvency..........................................................................19
                  ---------------------

12.      DEFAULT, REMEDIES.......................................................................................19
         -----------------
         12.1.    Defaults by Tenant.............................................................................19
                  ------------------
         12.2.    Remedies.......................................................................................20
                  --------
         12.3.    Remedies Cumulative............................................................................21
                  -------------------
         12.4.    Attorneys' Fees................................................................................21
                  ---------------
         12.5.    Waiver.........................................................................................22
                  ------
         12.6.    Landlord's Lien................................................................................22
                  ---------------
         12.7.    Force Majeure..................................................................................22
                  -------------

13.      ESTOPPEL CERTIFICATES...................................................................................22
         ---------------------
         13.1.    Acknowledgment of Commencement Date............................................................22
                  -----------------------------------
         13.2.    Certificates...................................................................................22
                  ------------

                                      (ii)




         13.3.    Financial Statements...........................................................................23
                  --------------------
14.      SUBORDINATION AND ATTORNMENT............................................................................23
         ----------------------------
15.      LANDLORD'S INTEREST.....................................................................................23
         -------------------
         15.1.    Liability of Landlord..........................................................................23
                  ---------------------
         15.2.    Notice to Mortgagee............................................................................23
                  -------------------
         15.3.    Sale of Building...............................................................................24
                  ----------------

16.      NOTICES.................................................................................................24
         -------
17.      BROKERS.................................................................................................24
         -------
18.      INDEMNITY...............................................................................................24
         ---------
19.      SUBSTITUTION OF SPACE...................................................................................25
         ---------------------
         19.1.    Substitute Space...............................................................................25
                  ----------------
         19.2.    Maximum Base Annual Rent.......................................................................25
                  ------------------------
         19.3.    Condition of Premises..........................................................................25
                  ---------------------
         19.4.    Commencement of Rent...........................................................................25
                  --------------------

20.      PARKING.................................................................................................25
         -------
         20.1.    Parking Spaces.................................................................................25
                  --------------
         20.2.    Control of Parking.............................................................................26
                  ------------------
         20.3.    Liability......................................................................................26
                  ---------
         20.4.    Default Remedies...............................................................................27
                  ----------------

21.      HAZARDOUS SUBSTANCES....................................................................................27
         --------------------
22.      INTERPRETATIVE..........................................................................................27
         --------------
         22.1.    Captions.......................................................................................27
                  --------
         22.2.    Attachments....................................................................................27
                  -----------
         22.3.    Number, Gender, Defined Terms..................................................................27
                  -----------------------------
         22.4.    Entire Agreement...............................................................................28
                  ----------------
         22.5.    Amendment......................................................................................28
                  ---------
         22.6.    Severability...................................................................................28
                  ------------
         22.7.    Time of Essence................................................................................28
                  ---------------
         22.8.    Best Efforts...................................................................................28
                  ------------
         22.9.    Binding Effect.................................................................................28
                  --------------
         22.10.   Subtenancies...................................................................................28
                  ------------
         22.11.   No Reservation.................................................................................28
                  --------------
         22.12.   Consents.......................................................................................28
                  --------
         22.13.   Legal Authority................................................................................29
                  ---------------
         22.14.   Choice of Law..................................................................................29
                  -------------




                                      (iii)





EXHIBIT A.........................................................................................Exhibit A, Page 1

LEGAL DESCRIPTION.................................................................................Exhibit A, Page 1

EXHIBIT B.........................................................................................Exhibit B, Page 1

FLOOR PLAN........................................................................................Exhibit B, Page 1

EXHIBIT C.........................................................................................Exhibit C, Page 1

OPERATING COST COMPUTATION........................................................................Exhibit C, Page 1

EXHIBIT D.........................................................................................Exhibit D, Page 1

RULES & REGULATIONS...............................................................................Exhibit D, Page 1

EXHIBIT E.........................................................................................Exhibit E, Page 1

CERTIFICATE OF ACCEPTANCE OF PREMISES.............................................................Exhibit E, Page 1





                                      (iv)

                                    PART TWO

                          SUPPLEMENTAL LEASE PROVISIONS

1.       PREMISES, COMMON AREAS, SERVICE AREAS
         -------------------------------------

         1.1. Building. The term "Building" in this Lease will refer to "6500 Greenville Place", an office building situated on a tract of land in the City of Dallas and County of Dallas, Texas, described in Exhibit A of this Lease, and having a postal address of 6500 Greenville Avenue, Dallas, Texas 75206.

         1.2.     Computation of Rentable Area.

                  (a) Single Tenant Floor. With respect to a single tenant floor, "Rentable Area" will mean the sum of (i) the floor area (in square feet) bounded by the inside surfaces of the exterior glass walls of the Building, excluding standard openings in the floor stab used, for example, for Building stairs, elevator and other shafts and vertical ducts (collectively, the "Excluded Spaces"), and (ii) an allocation of the floor area of Common Areas and Service Areas located in or serving the Building.

                  (b) Multiple Tenant Floor. With respect to a multiple tenant floor, "Rentable Area" will mean the sum of (i) the floor area (in square feet) bounded by the inside surfaces of the exterior glass walls, the outside surfaces of partitions separating the Premises from corridors and other Common Areas and Service Areas, and the center line of partitions separating the Premises from adjoining leasable spaces, less any Excluded Spaces located within such boundaries, and (ii) an allocation of the floor area of the Common Areas and Service Areas on such floor, and (iii) an allocation of the floor area of Common and Service Areas located in or serving the Building.

                  (c) Columns and Non-Standard Openings. No deductions will be made in either Section 1.2(a) or Section 1.2(b) for (i) columns and projections necessary to the structural support of the Building or (ii) for openings in the floor slab which were made at the request of Tenant or to accommodate items installed at the request of Tenant.

         1.3. Minor Variations in Area. The Rentable Area of the Premises contained in the Fundamental Lease Provisions has been calculated in accordance with the foregoing definitions and is agreed to be the Rentable Area of the Premises regardless of minor variations resulting from construction of the Building and/or tenant improvements.

         1.4. Ceiling, Walls. Tenant acknowledges that pipes, ducts, conduits, wires and equipment serving other parts of the Building may be located above acoustical ceiling surfaces, below floor surfaces or within walls in the Premises.

         1.5. Condition of Premises. The taking of possession of the Premises by Tenant will establish conclusively that the Premises and the Building were at such time in satisfactory order and condition except for (i) minor matters of structural, mechanical, electrical, and finish adjustment in the Premises (commonly referred to as "punchlist items") specified in reasonable detail on a list delivered by Tenant to Landlord within fifteen (15) days after the date on which Tenant takes possession of the Premises and (ii) defects not discoverable upon inspection and about which Tenant notifies Landlord within one (1) year after taking possession of the Premises.

         1.6. Common and Service Areas. Tenant is hereby granted a nonexclusive right to use the Common Areas during the term of this Lease for their intended purposes, in common with others, subject to the terms and conditions of this Lease, including, without limitation, the Rules and Regulations.

                  (a) Common Areas. "Common Areas" will mean all areas, spaces, facilities, and equipment (whether or not located within the Building) made available by Landlord for the common and joint use of Landlord, Tenant and others, including, but not limited to, tunnels, walkways, sidewalks and driveways necessary for access to the Building, Building lobbies, landscaped areas, enclosed mall areas, loading areas, public corridors, public restrooms, Building stairs and elevators, drinking fountains and such other areas and facilities, if any, as are designated by Landlord from time to time as Common Areas.

                  (b) Service Areas. "Service Areas" will refer to areas, spaces, facilities and equipment serving the Building (whether or not located within the Building) but to which Tenant and other occupants of the Building will not have access, including, but not limited to, mechanical, telephone, electrical and similar rooms, and air and water refrigeration equipment

2.       TERM
         ----

         2.1. Term. The Term of this Lease will commence on the date ("Commencement Date") set forth in a notice to be delivered by Landlord to Tenant as the date on which Tenant may take possession of the Premises and will terminate on the date set forth in the Fundamental Lease Provisions ("Expiration Date") unless sooner terminated in accordance with the provisions of this Lease.

         2.2. Delay in Commencement. If Landlord fails for any reason to tender possession of the Premises to Tenant on the "Contemplated Commencement Date" (herein so called) set forth in the Fundamental Lease Provisions, (i) Landlord will not be liable to Tenant for any direct or consequential loss resulting to Tenant from the delay, (ii) the validity of this Lease will not be affected, and
(iii) the term of this Lease will not be extended.

         2.3. Holding Over. If Tenant or any party claiming rights to the Premises through Tenant, retains possession of the Premises without the written consent of Landlord after the Expiration Date or earlier termination of this Lease, such possession will constitute a tenancy at will subject however, to all the terms and provisions of this Lease except for (i) the Term and (ii) the Base Annual Rent which Base Annual Rent will become an amount equal to two (2) times the highest amount set forth in this Lease as Base Annual Rent, plus any adjustments which have previously occurred. No holding over by Tenant and no acceptance of rental payments by Landlord during a holdover period, whether with or without consent of Landlord, will operate to extend this Lease.

3.       MONETARY PROVISIONS
         -------------------

         3.1.  Base Annual  Rent.  Subject to the  prepaid  rent  provisions  of
Section 3.5, Tenant will pay as the monthly installment of "Base Annual Rent" for each month of the Term, the sum set forth in the Fundamental Lease
Provisions, in advance on the first day of each calendar month of the Term, without deduction, offset, prior notice, or demand, and in lawful money of the United States. If the Commencement Date is not the first day of a calendar month, Tenant will pay to Landlord on the Commencement Date a portion of the monthly installment of Base Annual Rent prorated on the basis of a thirty (30) day month.

         3.2. Tenant's Share of Certain Costs. In addition to all other sums due under this Lease, Tenant will pay to Landlord, in the mariner and at the times set forth below, Tenant's Pro-rata Share of Operating Costs for each calendar year or partial calendar year.

                  (a) Operating Costs. "Operating Costs" will mean all costs, charges, and expenses incurred by Landlord in connection with owning, operating, maintaining, repairing, insuring and managing the Building and the Common Areas and Service Areas, computed on an accrual basis and including, without limitation, costs, charges and expenses incurred with respect to the items enumerated as "Operating Cost Examples" in Paragraph 2 of Exhibit C to this Lease. Operating Costs will not include those items enumerated as "Operating Cost Exclusions" in Paragraph 1 of Exhibit C to this Lease.

                  (b) Pro Rata Share Computation. "Tenant's Pro Rata Share" of Operating Costs will be computed by multiplying the Operating Costs per square foot by the number of square feet of Rentable Area in the Premises and subtracting from such product the amount of Landlord's Operating Cost Contribution set forth in Paragraph 5 of the Fundamental Lease Provisions.

                  (c) Estimated Costs. Tenant's Pro Rata Share of Operating Costs for the remainder of the first calendar year (whether full or partial) and for each subsequent calendar year of the Term will be estimated by Landlord, and notice of such estimated amounts will be given to Tenant at least thirty (30) days prior to the Commencement Date or the beginning of each calendar year, as the case may be. If Commencement Date does not occur on January 1, for the partial calendar year after the Commencement Date, Tenant will pay to Landlord each month, at the same time the monthly installment of Base Annual Rent is due, an amount equal to the Tenant's estimated Pro Rata Share of Operating Costs for the remainder of such calendar year divided by the number of full months remaining in such year. For each full calendar year of the Term, Tenant will pay to Landlord each month, at the same time the monthly installment of Base Annual Rent is due, an amount equal to one-twelfth (1/12) of the Tenant's estimated Pro Rata Share of Operating due for such calendar year. If the Expiration Date does not occur on December 31, for the partial calendar year preceding the Expiration Date, Tenant will pay to Landlord, each month, at the same time the monthly installment of Base Annual Rent is due, an amount equal to the amount of Tenant's estimated Pro Rata Share of Operating Costs for such partial calendar year divided by the number of full calendar months of such partial calendar year.

                  (d) Estimate Revisions. At any time and from time to time during the Term, Landlord will have the right by notice to Tenant, to change the monthly amount then payable by

Tenant for Tenant's estimated Pro Rata Share of Operating Costs to reflect more accurately, in the reasonable judgment of Landlord, Tenant's actual Pro Rata Share of Operating Costs for the then current calendar year. Tenant will begin paying the revised estimated amount together with the next monthly payment of Base Annual Rent due after receipt by Tenant of Landlord's notice.

                  (e) Annual Adjustments. On or before April 1 of each calendar year, Landlord will prepare and deliver to Tenant a statement setting forth the calculation of Tenant's actual Pro Rata Share of Operating Costs for the previous calendar year. Within thirty (30) days after receipt of the statement of Tenant's actual Pro Rata Share of Operating Costs, Tenant will pay to Landlord, or Landlord will credit against the next rental or other payment or payments due from Tenant, as the case may be, the difference between Tenant's actual Pro Rata Share of Operating Costs for the preceding calendar year and Tenant's estimated Pro Rata Share of Operating Costs paid by Tenant during such year.

                  (f) Final Partial Year. If the Term will expire or this Lease has been terminated prior to a final determination of the Tenant's's actual Pro Rata Sham of Operating Costs, the amount of adjustment between Tenant's estimated Pro Rata Share and Tenant's actual Pro Rata Share of Operating Costs payable for the preceding calendar year and/or the final partial calendar year of the Term will be projected by the Landlord based upon the best data available to Landlord at the time of the estimate. Within thirty (30) days after receipt of a statement from Landlord setting forth Landlord's projections, Tenant will pay to Landlord, or Landlord will pay to Tenant as the case may be, the difference between Tenant's projected actual Pro Rata Share of Operating Costs for the period in question and Tenant's estimated Pro Rata. Share of Operating Costs paid by Tenant for the period in question. The obligations set forth in the preceding sentence will survive the Expiration Date or earlier termination of this Lease.

                  (g) Adjustment for Occupancy. During any calendar year in which the Building has less than full occupancy, Operating Costs will be computed as though the Building had been completely occupied for the entire calendar year.

         3.3. Personal Property Taxes. Tenant agrees to pay, before delinquency, all taxes, fees or charges, rates, duties and assessments, imposed, levied or assessed directly against Tenant, or indirectly through Landlord, and payable during the Term hereof, upon Tenant's equipment, furniture, movable trade fixtures and other personal property located in the Premises. Tenant will also pay, before delinquency, business and other taxes, fees or charges, rates, duties and assessments imposed, levied or assessed because of the Tenant's occupancy of the Premises or upon the business or income of the Tenant generated from the Premises.

         3.4. Taxes for Leasehold Improvements. If any authority levying real and personal property taxes against the Building as a standard practice for determining the value of the Building for tax purposes includes a component for tenant improvement or nonmovable trade fixtures of individual tenants, Tenant will pay to Landlord any portion of such taxes which is equal to the product of
(i) the total of such taxes multiplied by (ii) the fraction the numerator of which is the cost of tenant improvements or nonmovable trade fixtures in the Premises in excess of the Building standard or existing improvements (collectively, "Above Standard Improvements") and the denominator of which is the cost of all tenant improvements in the Building. Upon receipt of any such tax statement,

Landlord will compute Tenant's share of taxes attributable to Above Standard Improvements, and submit a statement to Tenant evidencing the method of calculation. Tenant will pay to Landlord together with the next monthly installment of Base Annual Rent due after the receipt of Landlord's statement the entire amount due under this Section 3.4. The method of calculation of the share of taxes attributable to Above Standard Improvements will be subject to adjustment by Landlord from time to time in order to reflect the method currently utilized by taxing authorities to calculate taxes for Above Standard Improvements. If Tenant is assessed for taxes for Above Standard Improvements directly by the taxing authorities, Tenant will pay the same before delinquency and deliver to Landlord copies of receipts for payment of such taxes and assessments no later than ten (10) days prior to the deadline for payment without imposition of penalty.

         3.5. Prepaid Rent. Concurrently with Tenant's execution of this Lease, Tenant will pay to Landlord the sum specified in Paragraph 7 of the Fundamental Lease Provisions as "Prepaid Rent" which sum will be credited to Base Annual Rent in the manner set forth in the Fundamental Lease Provisions.

         3.6. Security Deposit. Contemporaneously with the execution of this Lease, Tenant will pay Landlord the sum set forth in Paragraph 6 of the Fundamental Lease Provisions as "Security Deposit" as security for the performance by Tenant under this Lease. If Tenant defaults with respect to any provision of this Lease, Landlord may, but will not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant will, upon demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the original amount. If Tenant fully performs every provision of this Lease to be performed by Tenant including surrender of the Premises in accordance with Section 7.4 the Security Deposit will be returned to Tenant within thirty (30) days after the Expiration Date. Tenant will not assign or encumber Tenant's interest in the Security Deposit and neither Landlord nor Landlord's successors or assigns will be bound by any such attempted assignment or encumbrance of the Security Deposit.

         3.7. Late Payments. Should Tenant fail to pay when due any installment of Base Annual Rent on or before the fifth (5th) day of each calendar month, Interest will accrue from the date on which such sum is due and such Interest, together with a "Late Charge" (herein so called) in an amount equal to five percent (5%) of the installment then due, will be paid by Tenant to Landlord at the time of payment of the delinquent stun. The Late Charge is agreed by Landlord and Tenant to be a reasonable estimate of the extra administrative expenses incurred by Landlord in handling such delinquency.

         3.8. Interest. Whenever reference is made in this Lease to the accrual of interest on sums due Landlord or whenever any amount owed to Landlord is not paid when due, such sum will bear interest ("Interest") at an annual rate equal to the lesser of (i) two percent (2%) over the "base" or "prime" rate published from time to time by Citibank, N.A., or (ii) the maximum lawful rate.

         3.9. Administrative. In the event Landlord performs construction, maintenance, or repairs for Tenant under Sections 7.3, 8.5 or 12.2 of this Lease, Tenant will reimburse Landlord within five

(5) days after receipt of an invoice from Landlord for the cost of such construction, maintenance or repairs plus an amount equal to twenty percent (20%) of such costs ("Administrative Reimbursement") to reimburse Landlord for administration and overhead.

         3.10. Additional Rent. Any payments to be made by Tenant to Landlord under this Lease in addition to the Base Annual Rent whether or not denominated as rent will be deemed to be additional rent under this Lease for the purpose of securing their collection and will constitute rent for purposes of Section 502 of the Bankruptcy Code. Landlord will have the same rights and remedies upon Tenant's failure to make such payments as for the nonpayment of Base Annual Rent

4.       CONSTRUCTION
         ------------

         In the event any construction of tenant improvements is necessary for the Premises, such construction will be accomplished and the cost of such construction will be borne by Landlord and/or Tenant in accordance with a separate Rider to this Lease ("Work Letter") between Landlord and Tenant. Except as expressly provided in this Lease or in the Work Letter, if any, Tenant acknowledges that Landlord has not undertaken to perform any modification, alteration or improvement to the Premises.

5.       SERVICES AND UTILITIES
         ----------------------

         5.1. Services by Landlord. Provided Tenant is not in default under this Lease, and subject to the conditions and standards set forth in this Lease and to standards, limitations and guidelines imposed by governmental authorities and utility companies, Landlord will furnish or cause to be furnished the following services and utilities:

                  (i) Heat and air conditioning to the Premises during "Normal Business Hours" (as defined in the Rules and Regulations), at such temperatures and in such quantities as Landlord determines are reasonably necessary for the comfortable use and occupancy of the Premises for general office purposes;

                  (ii) Water at the normal temperature of the supply of water to the Building for and drinking purposes through fixtures installed by Landlord or by Tenant with Landlord's consent;

                  (iii) Janitorial cleaning services to those portions of the Premises which are used for office purposes five (5) days per week (except on holidays observed by the Building);

                  (iv) Twenty-four (24) hour, nonexclusive passenger elevator service and, when scheduled through the Building management nonexclusive freight elevator service to the floor(s) on which the Premises are located;

                  (v)      Routine maintenance in the Common Areas;

                  (vi) Replacement of Building standard light bulbs, fluorescent tubes, and ballasts in the Premises, and

                  (vii) Electric current to the Premises for Building standard office lighting and office machines which consume electric current within the parameters set forth in Section 5.3(a)(i) of this Lease.

         5.2. Tenant's Obligations. Tenant will pay for, prior to delinquency, all telephone charges and all other materials and services not expressly the obligation of Landlord that are furnished to or used on or about the Premises during the Term of this Lease.

         5.3.     Tenant's Additional Service Requirements.

               (a) Additional Services Requiring Landlord Consent. Tenant will not, without Landlord's prior consent, do the following:

                    (i) Install or use special lighting beyond Building standard, or any equipment, machinery, or device in the Premises which requires a nominal voltage of more than one hundred twenty (120) volts single phase, or which in Landlord's reasonable opinion exceeds the capacity of existing feeders, conductors, risers, or wiring in or to the Premises or Building, or which requires amounts of water in excess of that usually furnished or supplied for use in office space, or which will decrease the amount or pressure of water or the amperage or voltage of electricity Landlord can furnish to other occupants of the Building;

                    (ii) Install or use any heat or  cold-generating  equipment, machinery or device which affects the temperature otherwise maintainable by the heat or air conditioning system of the Building;

                    (iii)Use  portions  of the  Premises  for  special  purposes requiring greater or more difficult cleaning work than office areas, such as, but not limited to, kitchens, reproduction rooms, interior glass partitions, and non-Building standard materials or finishes; or

                    (iv) Accumulate  refuse  or  rubbish  (A) in  excess of that ordinarily  accumulated in business office occupancy or
                         (B) at times other than Building standard cleaning times.

                  (b) Providing Additional Services. It in the reasonable opinion of Landlord, additional services to Tenant are necessary, Landlord will have the following rights:

                    (i) Landlord may require that Tenant cease the activity or remove the item (or refuse to permit the activity or installation of the item), causing (or which will cause) the need for such additional service, if Landlord and Tenant are not able to agree upon a mutually satisfactory method for providing such additional services or, in the reasonable opinion of Landlord, providing such additional service is not operationally or economically feasible;

                    (ii) With  respect  to   additional   utility   consumption,
                         Landlord may install and maintain separate metering devices, or may cause periodic usage surveys to be prepared by an engineer employed by Landlord for such purpose. The cost of the additional utility consumption plus, if Landlord installs and maintains separate meters, the cost of such meters and their installation, maintenance and repair, or if Landlord orders usage surveys, the cost of such surveys, will be the obliga-tion of Tenant;

                    (iii)With  respect  to heat or  cold  generating  equipment,
                         Landlord may furnish additional heat or air conditioning to the Premises, or install supplementary heating or air conditioning units in the Premises or elsewhere in the Building, or modify the existing heating or air conditioning system in the Premises. The cost of additional heat or air conditioning, supplementary units, or modifications to the existing system will be the obligation of Tenant;

                    (iv) With  respect to  lighting  beyond  Building  standard,
                         Landlord may purchase and replace, at the expense of Tenant, light bulbs and ballasts and/or fixtures; and/or

                    (v) With respect to additional cleaning work, Landlord may instruct Landlord's janitorial contractor to provide such services and the cost of such service will be the obligation of Tenant;

                  (c) After Hours Heat or Air Conditioning. Landlord will, upon request and at the cost of Tenant, provide after hours heat or air conditioning. The cost of after hours heat or air conditioning will be determined from time to time by Landlord and, upon request confirmed in writing to Tenant.

                  (d) Payment. Tenant will pay to Landlord the cost of any additional service and any other cost for which Tenant is obligated under
Section 5.3(b) or (c) within five (5) days after receipt of an invoice with respect to same from Landlord.

         5.4. Interruption of Utility Service. Landlord will use Landlord's best efforts to provide the services required of Landlord under this Lease. However, Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations under this Lease, to stop or interrupt or reduce any of the services listed in Section 5.1 or to stop or interrupt or reduce any other services required of Landlord under this Lease, whenever and for so long as may be necessary, by reason of (i) accidents or emergencies, (ii) the making of repairs or changes which Landlord in good faith deems necessary or is required or is permitted by this Lease or by law to make,
(iii) difficulty in securing proper supplies of fuel, water, electricity, labor or supplies, (iv) the compliance by Landlord with governmental, quasi-governmental or utility company energy conservation measures, or (v) the exercise by Landlord of any right under Section 6.5. Landlord will, in the event of an interruption of a utility service, use Landlord's best efforts to cause such service to be resumed. However, no interruption or stoppage of any of such services will ever be construed as an eviction of Tenant nor will such interruption or stoppage cause any abatement of the rent payable under this Lease or in any manner relieve Tenant from any of Tenant's obligations under this Lease. Landlord will not be liable for any interruption or stoppage of any of such services or for any damage to persons or property resulting from such stoppage.

6.       OCCUPANCY AND CONTROL
         ---------------------

         6.1. Use. The Premises will be used and occupied by Tenant for general office purposes and for no other purposes. IN NO EVENT SHALL THE PREMISES BE USED FOR AN EDUCATIONAL FACILITY, TELEMARKETING OR A PERSONNEL AGENCY. TENANT MUST MAINTAIN AN OCCUPANCY RATIO OF NO MORE THAN ONE (1) PERSON FOR EVERY 333 SQUARE FEET LEASED, AT ANY GIVEN POINT IN TIME, WITHOUT LANDLORD'S PRIOR WRITTEN CONSENT.

         6.2. Rules and Regulations. Tenant's use of the Premises and the Common Areas will be subject at all times during the Term to the "Rules and Regulations" attached to the Lease as Exhibit D and to any modifications of such Rules and Regulations and any additional Rules and Regulations from time to time promulgated by Landlord. Additional Rides and Regulations will not become effective and a part of this Lease until a copy of same has been delivered to Tenant. The inability of Landlord to cause another occupant of the Building to comply with the Rules and Regulations will neither excuse Tenant's obligation to comply with such Rules and Regulations or any other obligation of Tenant under this Lease nor cause the Landlord to be liable to Tenant for any damage resulting to Tenant. Tenant will cause Tenant's employees, servants and agents to comply with the Rules and Regulations.

         6.3.     Additional Covenants of Tenant.

                  (a) Laws, Statutes. Tenant will, at Tenant's sole cost, promptly comply with all laws, statutes, ordinances, regulations, guidelines or requirements now in force or hereafter enacted and with the requirements of any governmental authority having jurisdiction over the Building, board of fire underwriters, utility company serving the Building or other similar body now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises, including without limitation, Title M of The Americans with Disabilities Act of 1990, all regulations issued thereunder, and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, and the Texas Architectural Barriers Act, as the same are in effect on the date of this Lease and as hereafter amended. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant whether Landlord is a party thereto or not, that Tenant has violated any of the foregoing will be conclusive of that fact between Landlord and Tenant.

                  (b) Nuisance. Tenant will not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the operation of the Building or Common Areas or with the rights of other tenants or occupants of the Building or Common Areas or injure, disturb or annoy other tenants or occupants of the Building or Common Areas.

                  (c) Building Reputation. Tenant will not use or permit the Premises to be used for any objectionable purpose or any purpose which, in the reasonable opinion of the Landlord, harms or tends to harm the business or reputation of the Landlord or Building or reflects unfavorably on the Building, or any part of the Building, or deceives or defrauds the public.

                  (d) Fire Hazards. Tenant will not cause, maintain or permit anything to be done in the Premises nor keep anything in the Premises which will, in the opinion of Landlord, increase the possibility of fire or other casualty or increase the then existing premiums for or void the coverage of any insurance upon the Building or contents of the Building.

                  (e) Recording. Tenant will not record this Lease or any memorandum of this Lease without the prior written consent of Landlord. Tenant will, upon request of Landlord, execute, acknowledge and deliver to Landlord a short form or memorandum of this Lease for recording purposes.

         6.4. Access by Landlord. Landlord reserves the right for Landlord and Landlord's agents to enter the Premises at any reasonable time (i) to inspect the Premises, (ii) to supply janitorial service or other services to be provided by Landlord to Tenant under this Lease, (iii) to show the Premises to prospective lenders, purchasers or tenants, (iv) to alter, improve, maintain or repair the Premises or any other portion of the Building abutting the Premises,
(v) to install, maintain, repair, replace or relocate any pipe, duct, conduit wire or equipment serving other portions of the Building but located in the ceiling, wall or floor of the Premises, (vi) to perform any other obligation of Tenant after Tenant's failure to perform same, or (vii) upon default by Tenant under tins Lease. If Landlord enters the Premises for the purpose of performing work, Landlord may erect scaffolding and store tools, material, and equipment in the Premises when required by the character of the work to be performed.

         6.5. Control of Building and Common Areas. The Building and Common Areas will be at all times under the exclusive control, management and operation of the Landlord. Landlord hereby reserves the right from time to time (i) to alter or redecorate the Building (including the Common Areas or Service Areas) or construct additional facilities adjoining or proximate to the Building; (ii) to close temporarily doors, entry ways, public spaces and corridors and to interrupt or suspend temporarily Building services and facilities in order to perform any redecorating or alteration or in order to prevent the public from acquiring prescriptive rights in the Common Areas; and (iii) to change the name of the Building.

         6.6. Minimization of Disruption. Landlord will attempt not to disrupt Tenant's operations in the Premises during the exercise of Landlord's rights or the performance by Landlord of Landlord's obligations under this Lease, but will not be required to incur extra expenses in order to minimize such dissipation. Tenant hereby waives all claims for damages or injuries or interference with Tenant's business, loss of occupancy or quiet enjoyment and any other loss resulting from the exercise by Landlord of any right or the performance by Landlord of Landlord's obligations under this Lease. No exercise by Landlord of any right or the performance by Landlord of Landlord's obligations under this Lease will constitute actual or constructive eviction or a breach of any express of implied covenant for quiet enjoyment.

7.       REPAIRS, MAINTENANCE AND ALTERATIONS
         ------------------------------------

         7.1. Landlord's Repair Obligations. Landlord will, subject to the casualty provisions of Article 9, maintain the (i) the Common Areas and Service Areas, (ii) roof, foundation, exterior windows and load bearing items of the Building; (iii) exterior surfaces of walls; (iv) plumbing, pipes and conduits located in the Common Areas or Service Areas of the Building, and (v) the Building central heating, ventilation and air conditioning, electrical, mechanical and plumbing systems. Landlord will not be required to make any repair in connection with or resulting from (1) any alteration or modification to the Premises or to Building equipment performed by, for or because of Tenant or to special equipment or systems installed by, for or because of Tenant, (2) the installation, use or operation of Tenant's property, fixtures and equipment, (3) the moving of Tenant's property in or out of the Building or in and about the Premises, (4) Tenant's use or occupancy of the Premises in violation of Article 6 or in a mariner not contemplated by the parties at the time of execution of this Lease (e.g., subsequent installation of special use rooms), (5) the acts or omissions of Tenant and Tenant's employees, agents, invitees, subtenants, licensees or contractors, (6) fire or other casualty, except as provided in Article 9 or (7) condemnation, except as provided in Article 10. Depending upon the nature of repairs undertaken by Landlord, the cost of such repairs will be borne solely by Landlord or reimbursed to Landlord either by a particular tenant or tenants or by all tenants as an Operating Cost.

         7.2. Tenant's Repair Obligations. Except for janitorial services provided by Landlord, Tenant at Tenant's expense, will maintain the Premises in good order, condition and repair including, without limitation, the interior surfaces of the windows, walls and ceilings; floors; wall and floor coverings; window coverings; doors; interior windows; and all switches, fixtures and equipment in the Premises. Upon receipt of reasonable notice from Tenant Landlord will perform, at the expense of Tenant all repairs and maintenance to plumbing, pipes and electrical wiring located within walls, above ceiling surfaces and below floor surfaces resulting from the use of the Premises by Tenant. In no event will Tenant be responsible for any plumbing, pipes and electrical wiring, switches, fixtures and equipment located in the Premises but serving another tenant or for portions of the central heat, ventilation and air conditioning, electrical, mechanical and plumbing systems of the Building which are located in the Premises, except for (i) repairs resulting from the acts of Tenant and Tenant's employees, agents, invitees, subtenants, licensees or contractors, (ii) modifications made to such systems by, for, or because of Tenant, and (iii) special equipment installed by, for, or because of Tenant.

         7.3. Rights of Landlord. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in good order, condition and repair, Landlord will have the right to perform such maintenance, repairs, refurbishing or repairing at Tenant's expense.

         7.4. Surrender. Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of Landlord's right to re-enter the Premises without terminating this Lease, Tenant will surrender the Premises in the same condition as received or as subsequently improved by Landlord or Tenant, except for (i) ordinary wear and tear and (ii) damage by fire, earthquake, acts of God or the elements for which damage Landlord has received all insurance proceeds, and will deliver to Landlord all keys for the Premises and combinations to safes located in the Premises. Tenant will, at Landlord's option, remove, or cause to be removed, from the Premises or the Building, at Tenant's expense and as of Expiration Date or earlier termination of this Lease, all signs, notices, displays, millwork, non-movable trade fixtures, or, subject to Subsection 7.5(d) of this Lease, any non-Building standard tenant improvements placed in the Premises or the Building. Tenant agrees to repair, at Tenant's expense, any damage to the Premises or the Building resulting from the removal of any articles of personal property, movable business or trade fixtures, machinery, equipment, furniture, movable partitions or non-Building standard tenant improvements, including without limitation, repairing the floor and patching and painting the walls where reasonably required by Landlord. Tenant's obligations under this Section 7.4 will survive the expiration or earlier termination of this Lease. If Tenant fails to remove any item of property permitted or required to be removed at the expiration or earlier termination of the Term, Landlord, may, at Landlord's option, (a) remove such property from the Premises at the expense of Tenant and sell or dispose of same in such manner as Landlord deems advisable, or (b) place such property in storage at the expense of Tenant. Any property of Tenant remaining in the Premises ten (10) days after the Expiration Date or earlier termination of this Lease will be deemed to have been abandoned by Tenant.

         7.5.     Alterations by Tenant.

                  (a) Approval Required. Tenant will not make, or cause or permit to be made, any additions, alterations, installations or improvements in or to the Premises (collectively, "Alterations"), without the prior written consent of Landlord. Unless Landlord has waived such requirement in writing, together with Tenant's request for approval of any Alteration, Tenant must also submit details with respect to the proposed source of funds for the payment of the cost of the Alteration by Tenant, design concept, plans and specifications, names of proposed contractors, and financial and other pertinent information about such contractors (including without limitation, the labor organization affiliation or lack of affiliation of any contractors), certificates of insurance to be maintained by Tenant's contractors, hours of construction, proposed construction methods, details with respect to the quality of the proposed work and evidence of security (such as payment and performance bonds) to assure timely completion of the work by the contractor and payment by the contractor of all costs of the work. With respect to any Alteration which is visible from outside the Premises, such proposed Alteration must, in the opinion of Landlord, also be architecturally and aesthetically harmonious with the remainder of the Building.

                  (b) Complex Alterations. If the nature, volume or complexity of any proposed Alterations, causes Landlord to consult with an independent architect, engineer or other consultant, Tenant will reimburse Landlord for the fees and expenses incurred by Landlord. If any improvements will affect the basic heat, ventilation and air conditioning or other Building systems or the Building, Landlord may require that such work be designed by consultants designated by Landlord and be performed by Landlord or Landlord's contractors.

                  (c) Standard of Work. All work to be performed by or for Tenant pursuant hereto will be performed diligently and in a first-class, workmanlike manner, and in compliance with all applicable laws, ordinances, regulations and rules of any public authority having jurisdiction over the Building and/or Tenant and Landlord's insurance carriers. Landlord will have the right, but not the obligation, to inspect periodically the work on the Premises and may require changes in the method or quality of the work.

                  (d) Ownership of Alterations. All Alterations made by or for Tenant (other than the Tenant's movable trade fixtures), will immediately become the property of the Landlord, without compensation to the Tenant; provided, however, Landlord will have no obligation to repair, maintain or insure such Alterations. Carpeting, shelving and cabinetry will be deemed improvements of the Premises and not movable trade fixtures, regardless of how or where affixed. Such Alterations will not be removed by Tenant from the Premises either during or at the expiration or earlier termination of the Term and will be surrendered as a part of the Premises unless such Alteration is not Building standard and Landlord has requested that Tenant remove same. All non-Building standard improvements resulting from such Alteration will be subject to removal.

         7.6. Liens. Tenant will keep the Premises and the Building free from any liens arising out of work performed, materials furnished, or obligations incurred by or on behalf of or for the benefit of Tenant. lf Tenant does not, within ten (10) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond or other security, Landlord will have, in addition to all other remedies provided in this Lease and by law, the option, to cause the same to be released by such means as Landlord deems proper, including payment of the claim giving rise to such lien. All sums paid and expenses incurred by Landlord in connection therewith, including attorneys' fees and a reasonable amount for Landlord's administrative time, will be payable to Landlord by Tenant on demand with Interest from the date such sums are expended.

8.       INSURANCE
         ---------

         8.1. Insurance Required of Tenant. Tenant will at Tenant's sole cost and expense, obtain and provide, on or before the Commencement Date, and will keep in force at all times during the Tenn, the following insurance coverages with respect to Tenant's operations and the Premises:

                  (i) Commercial general liability insurance, including broad form contractual coverage, for bodily injury or death or property damage, relating to the Premises and the appurtenances of the Premises on an occurrence basis with a minimum combined single limit in the amount set forth in the Fundamental Lease Provisions. Such policy will name Landlord and any other parties designated by Landlord from time to time, as "additional insureds" and will include a cross-liability clause.

                  (ii) Property insurance providing coverage on an all risks basis, in an amount adequate to cover the replacement value of all property owned by Tenant or for which Tenant is legally liable and which is located within the Building, including without limitation, personal property, decorations, trade fixtures, furnishings, equipment, and all fixtures, alterations, leasehold improvements and betterments in the Premises made, installed or purchased by or on behalf of Tenant. Such policy will be written in the name of Tenant, Landlord, and any other parties designated by Landlord from time to time, as their respective interests may appear.

                  (iii) Workers' compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the workers' compensation laws of the State of Texas.

                  (iv) Such additional policy limits or different insurance coverages on the Premises and Tenant's operation therein as may from time to time be reasonably requested by Landlord.

         8.2. Policy Form. All insurance required of Tenant will be in form and written by one or more insurance companies reasonably satisfactory to Landlord. All such insurance may be carried in a single policy or in a combination of primary and umbrella policies or under a blanket policy covering the Premises and any other of Tenant's offices. All such insurance will contain endorsements that (i) such insurance may not be canceled or amended with respect to Landlord or Landlord's designees except upon thirty (30) days' prior notice to Landlord and Landlord's designees by the insurance company, (ii) Tenant will be solely responsible for payment of premiums and that Landlord and Landlord's designees will not be required to pay any premiums for such insurance, (iii) in the event of payment of any loss covered by such policy, Landlord or Landlord's designees will be paid fast by the insurance company for Landlord's loss, and (iv) Tenant's insurance is primary in the event of overlapping coverage which may be carried by Landlord. The minimum limits of the comprehensive general liability policy of insurance required by Section 8.1(i) will in no way limit or diminish Tenant's liability under this Lease. Tenant will deliver to Landlord at least fifteen (15) days prior to the time such insurance is first required to be carried by Tenant and thereafter at least fifteen (15) days prior to the expiration of such policy, either a duplicate original or a legally enforceable certificate of insurance on all policies procured by Tenant in compliance with Tenant's obligations under this Lease, together with evidence satisfactory to Landlord of the payment of the premiums therefor.

         8.3. Waiver of Subrogation. Landlord and Tenant agree that, in the event of loss to either party due to any of the pails for which the party incurring the loss has agreed to provide insurance, such party will look solely to such party's insurance for recovery. Landlord and Tenant hereby grant to each other, on behalf of any insurer providing insurance to either of them with respect to the Premises, a waiver of any right of subrogation which any insurer of one party may acquire against the other by virtue of payment of any loss under such insurance. Tenant will deliver notice of this Section 8.3 to its insurance carriers.

         8.4. Damage to Property or Persons. Tenant hereby releases Landlord from liability, including liability occasioned by the act, omission or negligence of Landlord, its agents, servants and employees, for the following:
(i) any loss of or damage to property of Tenant or of others located in the Premises or the Building, by theft or otherwise, (ii) any injury or damage to persons or property or the interior of the Premises resulting from fire, explosion, falling sheetrock, gas, electricity, water, rain, snow or leaks from any part of the Premises or from the pipes, appliances, or plumbing works or from the roof, street, or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, (iii) any injury or damage caused by other tenants or any person(s) either in the Premises or elsewhere in the Building, or by occupants of property adjacent to the Building or Common Areas, or by the public or by the construction of any private, public, or quasi-public work, or (iv) any latent defect in construction of the Building.

         8.5. Proceeds from Property Insurance. In case of loss or damage, any proceeds of Tenant's insurance for leasehold improvements will be and are hereby assigned and made payable to the Landlord or Landlord's designee, and to the extent that such proceeds of insurance have been paid to the Landlord or Landlord's designee, such proceeds will, at Landlord's option, either be used by Landlord to rebuild leasehold improvements or be released in monthly progress payments to the Tenant (provided that the Tenant is not in default under this Lease) upon receipt of Tenant's written certification, together with a certificate of a third party architect engaged by Tenant and approved by Landlord, stating that repairs to leasehold improvements for the previous month have been satisfactorily completed free of liens by the Tenant's contractor. In the event Tenant fails to cause repairs to be made, Landlord will have an option to perform such repairs and apply such proceeds to the cost of repairs. If insurance proceeds are inadequate to pay the full cost of such repairs (including Administrative Reimbursement to Landlord in accordance with Section 3.9) Tenant will pay any deficiency resulting from such repairs to Landlord within five (5) days after receipt of an invoice from Landlord.

         8.6. Landlord's Insurance. Landlord will, during the Term of this Lease, procure and continue in force the following insurance:

                  (i) Commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than Two Million and No/100 Dollars ($2,000,000.00) for each occurrence resulting from the operations of the Landlord or Landlord's employees within the Building.

                  (ii) Building and personal property insurance covering the Building and all machinery, equipment and other personal property used in connection with the Building (but not property owned by any tenant of the Building or for which any tenant of the Building is legally liable or alterations, leasehold improvements, or betterments made, installed or purchased by or on behalf of any tenant of the Building) against the perils covered by fire and extended coverage insurance, in an amount not less than the full insurable value of same.

9.       DAMAGE OR DESTRUCTION
         ---------------------

         9.1. Repair by Landlord. Tenant will immediately notify Landlord of fire or other casualty in the Premises. If the Premises are damaged by fire or other casualty and unless this Lease is terminated as hereinafter provided, Landlord will proceed with reasonable diligence to repair the so-called "shell" of the Premises and any leasehold improvements originally installed by Landlord. Landlord's obligation to repair is subject to (i) delays which may arise by reason of adjustment of loss under insurance policies, including, without limitation, Tenant's policy for leasehold improvements and betterments described in Section 8.1 of this Lease, and (ii) other delays beyond Landlord's reasonable control. Landlord's obligation to repair will be limited to the extent of insurance proceeds actually available to Landlord for repairs after the election by the holder of any mortgage against the Building to apply a portion or all of the proceeds against the debt owing to such holder. Until Landlord's repairs to the Premises are completed, the Base Annual Rent and additional rent will abate in proportion to the part of the Premises, if any, that is rendered untenantable.

         9.2. Landlord's Rights Upon The Occurrence of Certain Casualties. In the event:

                  (i) either the Premises or the Building (whether or not the Premises are affected) is totally or partially destroyed or damaged by fire or other casualty and repairs cannot, in Landlord's reasonable judgment, be completed within one hundred eighty (180) days after the occurrence of such damage without the payment by Landlord of overtime or other premiums;

                  (ii) fifty percent (50%) or more of the Rentable Area of the Building (wherever located) is damaged or destroyed by fire or other casualty (whether or not the Premises are affected thereby);

                  (iii)  damage  is  otherwise  so  great  that   Landlord,   in
Landlord's absolute discretion, decides to demolish the Building, in whole or in substantial part;

                  (iv)  insurance   proceeds  remaining  after  payment  of  any
proceeds required to be paid to the holder of any mortgage affecting the Building are insufficient to repair or restore the damage or destruction;

                  (v) the Building or the Premises are damaged or destroyed as a result of any cause other than the perils covered by Landlord's property insurance and, in Landlord's judgment, the cost of repairs will exceed five percent (5%) of the full insurable value of the Building; or

                  (vi) the Premises are materially damaged, in Landlord's judgment by fire or other casualty during the last twenty-four (24) months of the Term;

Landlord may elect (a) to the extent of the insurance proceeds actually received by the Landlord, to proceed to repair, restore or rebuild the Building or the Premises, in which event this Lease will continue in effect, or (b) to terminate this Lease (effective as of the event of destruction) upon thirty (30) days' prior notice to Tenant which notice will be given, if at all, within sixty (60) days following the date of the occurrence of the destruction. In repairing or restoring the Building or any part thereof, the Landlord may use designs, plans and specifications, other than those used in the original construction of the Building and the Landlord may alter or relocate, or both, any or all buildings, facilities and improvements, including the Premises, provided that the Premises as altered or relocated will be substantially the same size and will be in all material respects reasonably comparable to the Premises. Upon any such termination of this Lease, Tenant will surrender to Landlord the Premises and deliver to Landlord all proceeds from Tenant's insurance attributable to tenant improvements and other additions, improvements, and property items which Tenant has no right to remove. Tenant will pay Base Annual Rent and all other sums payable under this Lease prorated through the effective date of such termination and Landlord and Tenant will be free and discharged from all obligations under this Lease arising after the effective date of such termination, except those obligations expressly stated in this Lease to survive the termination of this Lease.

         9.3. Repairs by Tenant. Landlord will not be required to repair any injury or damage by fire or other cause, to restore or replace or to reimburse Tenant for damage to any of the Tenant's property or any leasehold improvements installed in the Premises by Tenant Landlord's obligations to repair leasehold improvements originally installed by Landlord will be subject to, and limited to the extent of receipt of adequate proceeds from Landlord's and/or Tenant's insurance under Sections 8.1(ii) and 8.6. Tenant will be required to repair any injury or damage to the Premises or to the contents of the Premises which Landlord is not responsible for repairing. Except for abatement, if any, of Base Annual Rent and additional rent in accordance with the provisions of this Lease, Tenant will not be entitled to any allowance, compensation or damages from Landlord for loss of use of all or any part of the Premises or Tenant's property or for any inconvenience, annoyance, disturbance or loss or interruption of business, or otherwise, arising from any damage to the Premises or the Building by fire or any other cause, or arising from any repairs, reconstruction or restoration, nor will Tenant have the right to terminate this Lease.

10.      EMINENT DOMAIN
         --------------

         10.1. Total Taking. If all of the Building will be taken or appropriated for public or quasi-public use by right of eminent domain or transferred by agreement with such public or quasi-public agency, this Lease will terminate as of the date possession is taken by the condemning authority. If less than all of the Premises or Building is taken or appropriated but in Landlord's reasonable judgment, the balance will be rendered untenable, such taking will constitute a total taking for purposes of this Section 10.1.
Landlord will notify Tenant of Landlord's decision that the remainder is untenable within thirty (30) days of Landlord's receipt of notice of the taking or appropriation and this Lease will terminate as of the date possession is taken by the condemning authority.

         10.2. Partial Taking. If only part of the Building (whether or not such part includes the Premises) is taken or appropriated by a public or quasi-public agency under the right of eminent domain or conveyed in agreement with a public or quasi-public agency (whether or not the Premises are affected thereby) and,
(i) in Landlord's reasonable judgment, substantial alteration or reconstruction of the Building is necessary as a result of such taking or conveyance, or (ii) if Landlord decides to demolish or discontinue operating the Building as a result of such taking or conveyance, or (iii) twenty-five percent (25%) or more of the Rentable Area of the Building is so taken or conveyed or, in the reasonable judgment of Landlord, the Building is rendered untenable as a result or (iv) proceeds from such taking or conveyance remaining after payment of any such proceeds required to be paid to the holder of any mortgage affecting the Building are in-sufficient to restore the Building and the Premises to an architectural whole, then, in any of such events, Landlord may, at Landlord's option, terminate this Lease by giving Tenant notice of termination within thirty (30) days after such taking or conveyance. In the event this Lease is not terminated, Landlord will, to the extent of proceeds actually received after the exercise by any mortgagee of the Building of an option to apply such proceeds against Landlord's debt to such mortgagee, restore the Building to an architectural whole.

         10.3. Award. Any award for or proceeds from any partial or entire taking or conveyance to a public or quasi-public agency will be the property of Landlord, including, without limitation, any award or proceeds based on value of the leasehold interest of Tenant. Nothing contained in this Section 10.3 will be deemed to give Landlord any interest in or to preclude Tenant from seeking and recovering for Tenant's account a separate award from the condemning authority (but only to the extent such separate award does not reduce any award to Landlord) for the taking of personal property and fixtures removable by Tenant, for the interruption of or damage to Tenant's business or for Tenant's unamortized cost of leasehold improvements paid for by Tenant. In the event of a partial taking which does not result in a termination of this Lease, Base Annual Rent and additional rent will be abated in the proportion which the Rentable Area of the Premises rendered unusable bears to the total Rentable Area of the Premises. No temporary taking of Tenant's Premises and/or of Tenant's's rights therein or under this Lease will terminate this Lease or give Tenant any right to any abatement of Base Annual Rent or additional rent under this Lease. Any award made to Tenant by reason of any temporary taking will belong entirely to Tenant and Landlord will not be entitled to share in such award.

11.      ASSIGNMENT AND SUBLETTING
         -------------------------

         11.1. Consent. Tenant will not assign this Lease or sublet all or any portion of the Premises without the prior written consent of the Landlord, if consent to any assignment or subletting is given by Landlord, such consent will not relieve the Tenant or any guarantor of this Lease from any obligation or liability under this Lease. If this Lease is assigned or any part of the Premises is occupied by any person other than the Tenant without the consent of Landlord, the Landlord may nevertheless collect Base Annual Rent and additional rent from the assignee or occupant, and apply the net amount collected to the Base Annual Rent and other amounts payable under this Lease but, in no event will such collection be construed as a waiver of this covenant.

         11.2. Landlord's Option. If the Tenant desires to assign this Lease or sublet all or part of the Premises, Tenant will notify Landlord at least sixty
(60) days in advance of the date on which Tenant desires to make such assignment or enter into such sublease. Tenant will provide Landlord with a copy of the proposed assignment or sublease, and sufficient information concerning the proposed sublessee or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed assignee or subtenant(s). Within thirty (30) days after Landlord's receipt of Tenant's proposed assignment or sublease and all required information concerning the proposed subtenant(s) or assignee, Landlord will have the option to:

                  (i) Cancel the Lease as to all of the Premises, if Tenant proposes to assign the Lease or sublet more than fifty percent (50%) of the Premises, or cancel the Lease as to the portion of the Premises proposed to be sublet if Tenant proposes to sublet less than fifty percent (50%) of the Premises; or

                  (ii) Consent to the proposed assignment or sublease, provided, however, if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration for the assignment or sublease or any payment incident to the assignment or sublease) exceeds the rent payable under the Lease for such space, Tenant will pay to Landlord all of such excess rent and other excess consideration within ten (10) days following receipt of such excess rent and/or consideration by Tenant (if the proposed sublessee or assignee is subject to compliance with additional requirements under The Americans with Disabilities Act beyond those requirements which are applicable to the Tenant desiring to sublet or assign, Landlord may condition Landlord's consent upon receipt of plans and specifications acceptable to Landlord for complying with the additional requirements and of security acceptable to Landlord that such construction be completed timely and lien-free); or

                  (iii) Refuse to consent to the proposed assignment or sublease but allow Tenant to continue in the search for an assignee or sublessee that will be acceptable to Landlord, which option will be deemed to be elected unless Landlord gives Tenant notice providing otherwise.

         11.3. Definition of Assignment. The use of the words "assignment", "subletting", "assign", or "assigned" or "sublet" in this Article 11 will include (i) the pledging, mortgaging or encumbering of Tenant's interest in this Lease, or the Premises or any part thereof, (ii) the total or partial occupation of all or any part of the Premises by any person, firm, partnership, or corporation, or any groups of persons, firms, partnerships, or corporations, or any combination thereof, other dm Tenant (iii) an assignment or transfer by operation of law, and (iv) with respect to a corporation, partnership, or other business entity, a transfer or issue by sale, assignment, bequest, inheritance, operation of law, or other disposition, or by subscription, any part or all of the corporate shares of or partnership or other interests in the Tenant, so as to result in any change in the present effective voting control of the Tenant by the party or parties holding such voting control on the date of this Lease. Upon the request of Landlord, Tenant will make available to the Landlord or to Landlord's representatives, for inspection all books and records of the Tenant's necessary to ascertain whether there has, in effect, been a change in control of Tenant Item (iv) of this Section 11. 3 will not apply to a corporation whose shares are traded on a nationally recognized stock exchange.

         11.4. Legal Fees. All legal fees and expenses incurred by the Landlord in connection with the review by the Landlord of the Tenant's request pursuant to this Article 11 together with any legal fees and disbursements incurred in the preparation and review of any documentation, will be the responsibility of the Tenant and will be paid by Tenant within five (5) days from receipt of an invoice from Landlord, as additional rent.

         11.5. Bankruptcy Insolvency. If this Lease is assigned to any person or entity pursuant to the provisions of the Federal Bankruptcy Code, 11 U.S.C. ss. 101, et seq., as subsequently amended ("Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment will be paid or delivered to Landlord, will be and remain the exclusive property of Landlord and will not constitute property of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord will be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord. For purposes of Section 365(f)(2) of the Bankruptcy Code "adequate assurances of future performance" will include, but not be limited to, a Security Deposit, net worth, and creditworthiness equal to that of Tenant on the date of this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, will be deemed without Anther act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment Any such assignee will upon demand execute and deliver to Landlord an instrument confirming such assumption.

12.      DEFAULT, REMEDIES
         -----------------

         12.1. Defaults by Tenant. The occurrence of any of the following will constitute a default under this Lease by Tenant:

                  (i) any failure by Tenant to pay an installment of Base Annual Rent or to make any other payment required under this Lease when due [except that the first time such failure occurs during each calendar year, Tenant will not be in default unless Tenant fails to pay such sum within five (5) days after notice from Landlord];

                  (ii) any failure by Tenant to observe and perform any other provision of this Lease to be observed and performed by Tenant, where such failure continues for twenty (20) days after notice by Landlord to Tenant;

                  (iii) failure to take possession or delivery of the Premises within ten (10) days after notice from Landlord that the Premises are ready for occupancy, or abandonment of the Premises, i.e., the failure by Tenant or Tenant's employees to occupy the Premises for ten (10) consecutive days;

                  (iv) Tenant's interest in this Lease or in all or a part of the Premises is taken by process of law directed against Tenant, or becomes subject to any attachment at the instance of any creditor of or claimant against Tenant, and such attachment is not discharged within ten (10) days;

                  (v) Tenant or any guarantor of Tenant's obligations under this
Lease: (a) is unable to pay such party's debts generally as they become due; (b) makes an assignment of all or a substantial part of such party's property for the benefit of creditors; (c) convenes or attends a meeting of such party's creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of such party's debts; (d) applies for or consents to or acquiesces in the appointment of a receiver, trustee, liquidator, or custodian of such party or of all or a substantial part of such party's property or of the Premises or of Tenant's interest in this Lease; or (e) files a voluntary petition in bankruptcy or a petition or an answer seeking reorganization under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors or an arrangement with creditors, or takes advantage of any insolvency law or files an answer admitting the material allegations of a petition filed against such party in any bankruptcy, relief, reorganization or insolvency proceedings;

                  (vi) Tenant or any guarantor of Tenant's obligations under this Lease takes any corporate action to authorize any of the actions set forth in Section 12.1(v); or

                  (vii) the entry of a court order, judgment or decree against Tenant or any guarantor of Tenant's obligations under this Lease, without the application, approval or consent of such party, approving a petition seeking reorganization of such party or relief of debtors under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, or relief of debtors or granting an order for relief against it as debtor or appointing a receiver, trustee, liquidator, or custodian of such party or of all or a substantial part of such party's property or of the Premises or of Tenant's interest in this Lease, or adjudicating such party bankrupt or insolvent and such order, judgment or decree will not be vacated, set aside or dismissed within sixty (60) days from the date of entry.

         12.2. Remedies. Upon the occurrence of any event of default enumerated in Section 12.1. Landlord will have the option of (i) terminating this Lease by notice thereof to Tenant or (ii) continuing this Lease in full force and effect and/or (iii) performing the obligation of Tenant.

                  (a) Termination of Lease. In the event Landlord elects to terminate this Lease, upon notice to Tenant this Lease will end as to Tenant and all persons holding under Tenant, and all of Tenant's rights will be forfeited and lapsed, as fully as if this Lease had expired by lapse of time, and there will be recoverable from Tenant: (i) the cost of restoring the Premises to good condition, normal wear and tear excepted, (ii) all accrued, unpaid sums, plus Interest and late charges, if in arrears, under the term of this Lease up to the date of termination, (iii) Landlord's cost of recovering possession of the Premises, and (iv) rent and other sums accruing subsequent to the date of termination pursuant to the holdover provisions of Section 2.3. Notwithstanding any provision in this Lease to the contrary, if Tenant's default is by reason of Tenant's failure to pay rents, Landlord will, at Landlord's option, be entitled to liquidated damages equal to six (6) monthly installments of Base Annual Rent and, if Tenant's default constitutes an anticipatory breach under Texas law, Landlord shall also be entitled to collect all other damages permitted under Texas law for anticipatory breach. The Landlord will at once have all the rights of re-entry upon the Premises, without becoming liable for damages, or guilty of a trespass.

                  (b) Continuation of Lease. In the event that Landlord elects to continue this Lease in full force and effect Tenant will continue to be liable for all rents. Landlord will nevertheless have all the rights of re-entry upon the Premises without becoming liable for damages, or guilty of a trespass. Landlord, after re-entry, may relet all or a part of the Premises to a substitute tenant or tenants, for a period of time equal to or less or greater than the remainder of the Term on whatever terms and conditions Landlord, at Landlord's sole discretion, deems advisable. Against the rents and sums due from Tenant to Landlord during the remainder of the Term, credit will be given Tenant in the net amount of rent received from the new tenant after deduction by Landlord for (i) the costs incurred by Landlord in reletting the Premises (including, without limitation, remodeling costs, brokerage fees, and the like),
(ii) the accrued sums, plus Interest and late charges if in arrears, under the terms of this Lease, (iii) Landlord's cost of recovering possession of the Premises, and (iv) if Landlord elects to store Tenant's property in accordance with Section 7.4 the cost of storing any of Tenant's property left on the Premises after re-entry. Notwithstanding any provision in this Section 12.2(b) to the contrary, upon the default of any substitute tenant or upon the expiration of the term of such substitute tenant before the expiration of the Term hereof, Landlord may, at Landlord's election, either relet to another substitute tenant or terminate this Lease and exercise Landlord's rights under
Section 12.2(a) of this Lease.

                  (c) Performance for Tenant. In the event that Landlord elects to perform the obligation(a) of Tenant, all sums expended by Landlord effecting such performance (including Administrative Reimbursement under Section 3.9), plus Interest thereon, will be due and payable with the next monthly installment of Base Annual Rent. Such sum will constitute additional rental under tins Lease, and failure to pay such sums when due will enable Landlord to exercise all of Landlord's remedies under this Lease.

         12.3. Remedies Cumulative. All rights and remedies of Landlord under this Lease will be nonexclusive of and in addition to any other remedies available to Landlord at law or in equity.

         12.4. Attorneys' Fees. If legal action is necessary in order to enforce or interpret this Lease, the prevailing party will be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party is entitled.

         12.5. Waiver. No covenant, term or condition or the breach thereof will be deemed waived, except by written consent of the party against whom the waiver is claimed and any waiver of the breach of any covenant, term or condition will not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same was due will not constitute a waiver by Landlord of the breach or default of any covenant term or condition unless otherwise expressly agreed to by Landlord in writing.

         12.6. Landlord's Lien. To assure payment of all sums due under this Lease and the faithful performance of all other covenants of the Lease, Tenant hereby grants to Landlord an express contract lien on and security interest in all property, chattels or merchandise owned by Tenant which may be placed in the Premises and also upon all proceeds of any insurance which may accrue to Tenant by reason of damage or destruction of any such property. Landlord will have all the rights and remedies of a secured party under the Texas Business and Commerce Code, and this lien and security interest may be foreclosed by process of law. Upon request by Landlord, Tenant agrees to execute and to deliver a financing statement in form sufficient to perfect the security interest of Landlord under the Texas Business and Commerce Code. Tenant further agrees did Landlord may file this Lease as a financing statement. The lien and security interest granted in this Section 12.6 will be cumulative of and in addition to any statutory lien rights in favor of Landlord, now or hereafter existing.

         12.7. Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor (provided such inability does not arise from the inability of Landlord to pay for same), governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the Landlord, will excuse the performance by Landlord for a period of time equal to any such prevention, delay or stoppage, of any obligation Landlord is obligated to perform under this Lease.

13.      ESTOPPEL CERTIFICATES
         ---------------------

         13.1. Acknowledgment of Commencement Date. Upon tender of possession of the Premises to the Tenant and as often thereafter as may be requested by Landlord, Tenant will, within ten (10) days after receipt of a request from Landlord, execute, acknowledge and deliver to Landlord a statement in the form of Exhibit E which will (i) set forth the actual Commencement Date and Expiration Date of the Term, and (ii) contain acknowledgments that Tenant has accepted the Premises and that the Premises and Building are satisfactory in all respects.

         13.2. Certificates. Tenant will, within ten (10) days after receipt of a request from Landlord or any mortgagee of Landlord, execute, acknowledge and deliver to Landlord or such mortgagee either a statement in writing or three party agreement among Landlord, Tenant and such mortgagee (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which Base Annual Rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord under this Lease, or specifying such defaults if any are claimed, and (iii) specifying any further information and agreeing to such notice provisions and other matters reasonably requested by Landlord or such mortgagee. Any such statement may be conclusively relied upon by a prospective purchaser or mortgagee of the Premises. Tenant's failure to deliver such statement within ten (10) days will constitute a default under this Lease.

         13.3. Financial Statements. Landlord will have the right to request financial statements from Tenant for purposes of selling, financing or refinancing the Building. Tenant will, within ten (10) days after receipt of a request from Landlord setting forth the purposes for which such financial statement will be used, deliver to Landlord a current financial statement certified by Tenant's chief financial officer to be true and correct and to fairly express Tenant's current financial condition. All such financial statements will be received by Landlord in confidence and used only for the purpose set forth in the request.

14.      SUBORDINATION AND ATTORNMENT
         ----------------------------

         This Lease is and will be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting the Building and to the lien and provisions of any mortgages or deeds of trust now or hereafter placed against the Building or against Landlord's interest or estate in the Building or on or against any ground or underlying lease, and any renewals, modifications, consolidations and extensions of such lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effect subordination. If any mortgagee, trustee or ground lessor elects to have this Lease prior to the lien of such mortgagee's, trustee's or ground lessor's mortgage or deed of trust or ground lease, and gives notice of such election to Tenant, this Lease will be deemed prior to the lien of such mortgage or deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of such mortgage, deed of trust, or ground lease, or the date of the recording thereof. Tenant will execute and deliver upon request from Landlord, such further instruments evidencing the subordination of this Lease to any ground or underlying lease, and to any mortgage or deed of trust. In the event any proceedings are brought for default under any ground or underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust against the Premises, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such proceedings, attorn to such successor in interest and recognize such successor in interest as Landlord under this Lease.

15.      LANDLORD'S INTEREST
         -------------------

         15.1. Liability of Landlord. If Landlord defaults under this Lease and, if as a consequence of such default, Tenant recovers a money judgment against Landlord, such judgment will be satisfied orgy out of the right, title and interest of Landlord in the Building and Landlord will not be liable for any deficiency. In no event will Tenant have the right to levy execution against any property of Landlord or Landlord's partners other than Landlord's interest in the Building. In no event will Landlord be liable to Tenant for consequential or special damages.

         15.2. Notice to Mortgagee. If Landlord defaults under this Lease and, if as a consequence of such default Tenant will have the right to terminate this Lease, Tenant will not exercise such right to terminate unless and until (i) Tenant gives notice of such default (specifying the exact nature of such default and how such default may be remedied) to any lessor under a ground lease or any mortgagee of the Building whose name and address have been delivered to Tenant prior to the time of default and (ii) such lessor and/or mortgagee fails to cure, or to cause to be cured, such default within thirty (30) days after such lessor's or mortgagee's receipt of notice.

         15.3. Sale of Building. The term "Landlord" will mean only the owner at the time in question of the fee title or a tenant's interest in a ground lease of the Premises. The obligations contained in this Lease to be performed by Landlord will be binding on Landlord and Landlord's successors and assigns only during their respective periods of ownership. In the event of a sale of the Building or assignment of this Lease by Landlord, Landlord will have the right to transfer the Security Deposit to Landlord's vendee or assignee, subject to Tenant's rights therein, and Landlord will thereafter be released from any liability to Tenant with respect to the return of the Security Deposit to Tenant.

16.      NOTICES
         -------

         Wherever in this Lease it is required or permitted that a request, notice or demand be given or served or consent be obtained by either party to, on, or from the other, such request, notice, demand, or consent must be in writing and either personally delivered or mailed by certified or registered United States mail, postage prepaid, to the addresses of the parties specified in the Fundamental Lease Provisions. Any notice which is mailed will be deemed to have been given on the regular business day next following the date of deposit of such notice in a depository of the United States Postal Service. Either party may change such address by notice to the other. Base Annual Rent and other charges will be paid to Landlord at Landlord's address as set forth in the Fundamental Lease Provisions, or as changed pursuant to a notice delivered to Tenant in the mariner specified above.

17.      BROKERS
         -------

         Tenant represents and warrants that Tenant has had no dealings with any broker or agent [other than the broker(s) specified in Paragraph 11 of the Fundamental Lease Provisions] in connection with the negotiation or execution of this Lease.

18.      INDEMNITY
         ---------

         Tenant will indemnify and hold Landlord harmless from all claims arising from or in connection with (i) the conduct or management of the Premises or of any business therein, or any work or thing whatsoever done, or any condition created in or about the Premises during the Term; (ii) any act omission or negligence of Tenant or any of Tenant's subtenants or licensees or the partners, directors, officers, agents, employees, invitees or contractors of Tenant or of Tenant's subtenants or licensees, (iii) ANY ACCIDENT, INJURY OR DAMAGE WHATSOEVER OCCURRING IN OR AT THE PREMISES, TENANT HEREBY EXPRESSLY INDEMNIFYING LANDLORD FOR THE CONSEQUENCES OF ANY NEGLIGENT ACT OR OMISSION OF LANDLORD, ITS AGENTS, SERVANTS AND EMPLOYEES, UNLESS SUCH ACT OR OMISSION CONSTITUTES GROSS NEGLIGENCE OR INTENTIONAL CONDUCT; (iv) any breach or default by Tenant in the full and prompt payment of any amount due Landlord under this Lease and/or any breach, violation or nonperformance of any term, condition, covenant or other obligation of Tenant under this Lease or any representation made by Tenant's or any guarantor of Tenant's obligations in connection with this Lease; (v) all damages sustained by Landlord as a result of any holdover by Tenant in the Premises including, but not limited to, any claims by another tenant resulting from a delay by Landlord in delivering possession of the Premises to such tenant; (vi) any liens or encumbrances arising out of any work performed or materials furnished by or for Tenant, including any work Landlord may have performed or caused to be performed for Tenant for which

Tenant has not paid Landlord; and (vii) commissions or other compensation or charges claimed by any broker or agent [other than the broker(s) specified in the Fundamental Lease Provisions], with respect to this Lease by, through, or under Tenant. In the event Landlord, without fault on Landlord's part, is made a party to any litigation commenced by or against Tenant then Tenant will protect and hold Landlord harmless and will pay all costs, expenses and attorneys' fees incurred or paid by Landlord in connection with such litigation.

19.      SUBSTITUTION OF SPACE
         ---------------------

         19.1. Substitute Space. Landlord reserves the right at any time prior to tender of possession of the Premises to Tenant or during the Term of this Lease after the Commencement Date and upon sixty (60) days' prior notice:
("Substitution Notice") to substitute other space ("Substitute Space") within the Building for the Premises provided the Rentable Area of the Substitute Space is approximately the same as the Rentable Area of the Premises.

         19.2. Maximum Base Annual Rent. The Base Annual Rent for the Substitute Space will be computed by multiplying the number of square feet of Rentable Area in the Substitute Space by the per rentable square foot Base Annual Rent for the Premises.

         19.3. Condition of Premises. If relocation occurs after the Commencement Date, Tenant will have the election to take the Substitute Space "as is" or to have the Substitute Space improved in substantially the same manner as the Premises, such election to be exercised by notice delivered to Landlord within ten (10) days after Tenant's receipt of the Substitution Notice. Failure by Tenant to notify Landlord of Tenant's election within the ten (10) day period will be deemed to be an election to take the Substitute Space "as is".

         19.4. Commencement of Rent. Rental for the Substitute Space will commence to accrue within fifteen (15) days after Landlord tenders possession of the Substitute Space to the Tenant. Tenant's continued occupancy of the Premises after such fifteen (15) day period will be treated as a holding over by Tenant under Section 2.3 hereof.

20.      PARKING
         -------

         20.1. Parking Spaces. Landlord hereby grants to Tenant and persons designated by Tenant a license to use the number of parking spaces set forth in Paragraph 12 of the Fundamental Lease Provisions in that certain parking structure constructed within the Building Garage ("Garage") and on the surface parking Lot ("Lot"). The term of such license will commence on the Commencement Date and will continue until the earlier to occur of the Expiration Date under the Lease or termination of the Lease or Tenant's abandonment of the Premises. During the term of this license, Tenant will pay Landlord the monthly charges established from time to time by Landlord for parking in the Garage and Lot, payable in advance, with Tenant's payment of monthly installment of Base Annual Rental. The initial charge for such spaces is set forth in Paragraph 12 of the Fundamental Lease Provisions. No deductions from the monthly charge will be made for days on which the Garage and Lot are not used by Tenant. However, Tenant may reduce the number of parking spaces hereunder, at any time, by providing at least thirty (30) days' advance written notice to Landlord, accompanied by any key-card, sticker or other identification or entrance system provided by Landlord or its parking contractor, such cancellation will be irrevocable. Tenant may, from time to time, request additional parking spaces, and if Landlord provides the same, the spaces will be provided and used on a month-to-month basis, and for such monthly parking charges as Landlord establishes from time to time.

         20.2. Control of Parking. Tenant shall at all times comply with all applicable ordinances, rules, regulations, codes, laws, statutes and requirements of all federal, state, county and municipal governmental bodies or their subdivisions respecting the use of the Garage and Lot. Landlord reserves the right from time to time to adopt, modify and enforce reasonable rules governing the use of the Garage and Lot, including any key-card, sticker or other identification or entrance system, and hours of operation. Landlord may refuse to permit any person who violates such rules to park in the Garage and Lot, and any violation of the rules will subject the car to removal from the Garage and Lot.

         20.3. Liability. The parking spaces hereunder will be provided on an unreserved "first-come, first-served" basis. Tenant acknowledges that Landlord has or may arrange for the Garage and Lot to be operated by an independent contractor, not affiliated with Landlord. In such event, Tenant acknowledges that Landlord will have no liability for claims arising through acts or omissions of such independent contractor. Landlord will have no liability whatsoever for any damage to property or any other items located in the Garage and Lot, nor for any personal injuries or death arising out of any matter relating to the Garage and Lot, and in all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's employees look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Garage and Lot. Tenant hereby waives on behalf of Tenant's insurance carriers all rights of subrogation against Landlord or Landlord's agents. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped persons and for other tenants, guests of tenants or other parties, and Tenant and persons designated by Tenant hereunder will not park in any such assigned or reserved spaces. Landlord also reserves the right to close all or any portion of the Garage and Lot in order to make repairs or perform maintenance services, or to alter, modify, restripe or renovate the Garage and Lot, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond Landlord's reasonable control. If, for any other reason, Tenant or persons properly designated by Tenant, are denied access to the Garage and Lot, and Tenant or such persons will have complied with this Section 20, Landlord's liability will be limited to parking charges (excluding tickets for parking violations) incurred by Tenant or such persons m utilizing alternative parking, which amount Landlord will pay upon presentation of documentation supporting Tenant's claims in connection therewith.

         20.4. Default Remedies. If Tenant defaults under this Section 20, Landlord will have the right to remove from the Garage and Lot any vehicles hereunder which are involved or are owned or driven by parties involved in causing such default without liability therefor whatsoever. In addition, if Tenant defaults under this Section 20 Landlord will have the right to cancel Tenant's parking spaces on ten (10) days' written notice. If Tenant defaults with respect to the same term or condition under this Section 20 more than three
(3) times during any twelve (12) month period, the next default of such term or condition during the succeeding twelve (12) month period, will, at Landlord's election, constitute an incurable default Such cancellation right will be cumulative and in addition to any other rights or remedies available to Landlord at law or equity, or provided under this Lease.

21.      HAZARDOUS SUBSTANCES
         --------------------

         The term "Hazardous Substances", as used in this Lease will mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term will mean any federal, state or local law or ordinance relating to pollution or protection of the environment Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities ("Permitted Activities") provided the Permitted Activities are conducted in accordance with all Environmental Laws; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for any temporary storage of such materials dud are used in the ordinary course of Tenant's business ("Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws; (iii) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials, and if so brought or found thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the violation of the provisions of this Section 21 by Tenant. The foregoing indemnification will survive the termination or expiration of this Lease.

22.      INTERPRETATIVE
         --------------

         22.1. Captions. The captions of the Articles and Sections of this Lease are for convenience only and will not affect the interpretation or construction of any provision of this Lease.

         22.2. Attachments. Exhibits, addenda, schedules and riders attached hereto and listed in the Table of Contents of the Lease (and no other exhibits, addendums, schedules and riders) are deemed by attachment to constitute part of this Lease and are incorporated into this Lease.

         22.3. Number, Gender, Defined Terms. The words "Landlord" and "Tenant", as used in this Lease, will include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine and words in the masculine or feminine gender include the other and the neuter. If more than one person or entity constitutes Tenant; the obligations under this Lease imposed upon Tenant will be joint and several.

         22.4. Entire Agreement. This Lease, including any exhibits and attachments hereto listed in the Table of Contents, constitutes the entire agreement between Landlord and Tenant relative to the Premises. Landlord and Tenant agree hereby that all prior or contemporaneous oral and written agreements between and among themselves or their agents, including any leasing agent, and representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

         22.5. Amendment. This Lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant.

         22.6. Severability. If any term or provision of this Lease is, to any extent, determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease will not be affected thereby, and each remaining term and provision of this Lease will be valid and be enforceable to the fullest extent permitted by law.

         22.7. Time of Essence. Time is of the essence of this Lease and each and every provision of this Lease.

         22.8. Best Efforts. Whenever in this Lease or the Work Letter, if any, there is imposed upon Landlord the obligation to use Landlord's best efforts or reasonable efforts or diligence, Landlord will be required to exert such efforts or diligence only to the extent the same are economically feasible and will not impose upon Landlord extraordinary financial or other burdens.

         22.9. Binding Effect. Subject to any provisions of this Lease restricting assignment or subletting by Tenant and releasing Landlord upon sale of the Building, all of the provisions of this Lease will bind and inure to the benefit of the parties to this Lease and their respective heirs, legal representatives, successors and assigns.

         22.10. Subtenancies. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, will not work a merger of estates and will, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies.

         22.11. No Reservation. Submission by Landlord of this instrument to Tenant for examination or signature does not constitute a reservation of or option for lease. This Lease will be effective as a lease or otherwise only upon execution and delivery by both Landlord and Tenant.

         22.12. Consents. If Tenant requests Landlord's consent under any provision of this Lease and Landlord fails or refuses to give such consent, Tenant's sole remedy will be an action for specific performance or injunction.

         22.13. Legal Authority. In the event Tenant is a corporation (including any form of professional association), then each individual executing or attesting this Lease on behalf of such corporation hereby covenants, warrants and represents (i) that he is duly authorized to execute or attest and deliver this Lease on behalf of such corporation in accordance with a duly adopted resolution of the corporation's board of directors and in accordance with such corporation's articles of incorporation or charter and bylaws; (ii) that this Lease is binding upon such corporation; (iii) that Tenant is a duly organized and legally existing corporation in good standing in the State of Texas; and
(iv) the execution and delivery of the lease by Tenant will not result in any breach of or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant is a corporation, Tenant will, within ninety (90) days from the date of this Lease, deliver to Landlord a copy of a resolution of Tenant's board of directors authorizing or ratifying the execution and delivery of this Lease, which resolution will be duly certified to Landlord's satisfaction by the secretary or assistant secretary of Tenant.

         In the event Tenant is a partnership (general or limited), then each individual executing this Lease on behalf of the partnership hereby covenants, warrants and represents (i) that he is duly authorized to execute and deliver this Lease on behalf of the partnership in accordance with the partnership agreement, or an amendment thereto, now in effect; (ii) that this Lease is binding upon such partnership; (iii) that the Tenant is a duly organized and legally existing partnership and has filed any and all certificates required by law; and (iv) the execution and delivery of this Lease will not result in any breach of or constitute a default under, any mortgage, deed of trust, Lease, loan, credit agreement, partnership agreement, or other contract or instrument to which Tenant is a party or by which Tenant may be bound.

         22.14. Choice of Law. This Lease will be construed under, governed by and enforced in accordance with the laws of the State of Texas.

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                             "6500 GREENVILLE PLACE"

BEING a 2.734 acre tract of land situated in the JOHN C. COOK SURVEY, ABSTRACT NUMBER 259, in the City of Dallas, DALLAS County, Texas and being a portion of Lot 3, Block E/5191 of the CARUTH BYRD ADDITION #2, an addition to the City of Dallas According to the plat recorded in Volume 81183, Page 2168 of the Deed Records of DALLAS County, Texas (DRDCT) and being more particularly as follows:

BEGINNING at a 1/2 inch iron rod found for the Northeast corner of said Lot 3 and being located at the point of intersection of the Southerly Right-of-Way line of Northwest Highway (a variable width right-of-way) with the Westerly Right-of-Way line of a Dallas Power and Light Company Right-of- Way (a 60 foot wide Right-of-Way);

THENCE departing the Southerly Right-of-Way line of said Northwest Highway and following the Westerly Right-of-Way line of said Dallas Power and Light Company tract South 10 degrees 30 minutes 52 seconds West a distance of 726.72 feet to an "X" cut in concrete found for the Southeast corner of said Lot 3 and being the Northeast corner of Lt 2, Block E/5191 of said Caruth Byrd Addition #2;

THENCE departing the Westerly Right-of-Way line of Dallas Power and Light Company tract North 79 degrees 52 minutes 00 seconds West a distance of 102.13 feet to a 5/8 inch iron rod set for the Southwest corner of said Lot 3 and the Northwest corner of said Lot 2 and being located in the Easterly Right-of-Way line of Greenville Avenue (a 100 feet wide right-of-way) in a curve to the left having a radius of 2,040.59 feet, a chord bearing of North 00 degrees 54 minutes 42 seconds West and a chord length of 232.91 feet;

THENCE along the Easterly Right-of-Way line of said Greenville Avenue as follows:

Continuing along said curve to the left through a central angle of 06 degrees 32 minutes 36 seconds for an arc length of 233.04 feet to a 5/8 inch rod set for the point of tangency;

North 04 degrees 11 minutes 00 seconds West a distance of 99.72 feet to a 5/8 inch iron rod set for the beginning of a curve to the right having radius of
830.85 feet, a chord bearing of North 02 degrees 19 minutes 08 seconds East and chord length of 188.17 feet;

Continuing along said curve to the right through a central angle of 13 degrees 00 minutes 14 seconds for an are length of 188.57 feet to a 5/8 inch iron rod set for the point of tangency;

North 08 degrees 49 minutes 15 seconds East a distance of 175.01 feet to a concrete monument found for the most Southerly corner of a tract of land described in a deed to the State of Texas recorded in Volume 91207, Page 505, Deed Records, DALLAS County, Texas;

THENCE departing the Easterly Right-of-Way line of said Greenville Avenue and following the Southerly line of said State of Texas tract of land North 81 degrees 14 minutes 03 seconds East a distance of 19069 feet to a 5/8 inch iron rod set for corner located in the Southerly Right-of-Way line of said Northwest Highway;

THENCE along the Southerly Right-of-Way line of said Northwest Highway North 89 degrees 55 minutes 20 seconds East a distance of 190.22 feet to the POINT OF BEGINNING, CONTAINING within these metes and bounds 2.734 acres of 119, 101 square feet of land, more or less.

                                    EXHIBIT B

                             [Graphic of Floor Plan]

                                    EXHIBIT C

                           OPERATING COST COMPUTATION

         1. Operating Cost Exclusions. The following are, without limitation, examples of costs excluded from the computation of Operating Costs:

         (a) leasing commissions, attorneys, fees, costs and disbursement and other expenses incurred in connection with leasing, renovating or improving space for tenants or prospective tenants of the Building;

         (b) costs incurred by Landlord in the discharge of its obligations under the Work Letter,

         (c) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving or decorating, painting or redecorating space for tenants or vacant space;

         (d) Landlord's costs of any services sold to tenants for which Landlord is entitled to be reimbursed by such tenants as an additional charge or rental over and above the Base Annual Rent and Operating Costs payable under the lease with such tenant or other occupant;

         (e) any depreciation and amortization on the Building except as expressly permitted herein;

         (f) costs incurred due to violation by Landlord of any of the terms and conditions of this Lease or any other lease relating to the Building;

         (g) interest on debt or amortization payments on any mortgages or deeds of trust or any other debt for borrowed money;

         (h) all items and services for which Tenant reimburses Landlord outside of Operating Costs or pays third persons or which Landlord provides selectively to one or more tenants or occupants of the Building (other than Tenant) without reimbursement;

         (i) advertising and promotional expenditures;

         (j) repairs or other work occasioned by fire, windstorm or other work paid for through insurance or condemnation proceeds;

         (k) repairs resulting from any defect in the original design or con-struction of the Building.

         2. Operating Cost Examples. The following are, without limitation, examples of costs included within the computation of Operating Costs:

                  (i)  garbage and waste disposal;

                  (ii) janitorial service and window cleaning for the Building and the Common Areas and Service Areas (including materials, supplies, Building standard light bulbs and ballasts, equipment and tools therefor and rental and depreciation costs related to any of the foregoing) or contracts with third parties to provide same;

                  (iii)  security;

                  (iv) insurance premiums (including, without limitation, property, rental value, liability and any other types of insurance carried by Landlord with respect to the Building and the Common Areas and Service Areas, the costs of which may include an allocation of a portion of the premium of a blanket insurance policy maintained by Landlord);

                  (v) business or excise taxes payable on account of Landlord's ownership or operation of the Building (excluding any inheritance, estate succession, transfer, gift, franchise, corporation, income or profits tax imposed upon Landlord);

                  (vi) real estate taxes, assessments, excises, and any other governmental levies and charges of every kind and nature whatsoever, general and special, extraordinary and ordinary, foreseen and unforeseen, which may during the Term be levied or assessed against, or wising in connection with the use, occupancy, operation or possession of, the Building and the Common Areas and Service Areas, or any part thereof, or substituted, in whole or in part, for a real estate tax, assessment, excise or governmental charge or levy previously in existence, by any authority having the direct or indirect power to tax, including interest on installment payments and all costs and fees (including attorneys' fees) incurred by Landlord in contesting or negotiating with taxing authorities as to same; provided, however, Landlord will have the option to pay any of the foregoing as rentals under a ground lease arrangement with the fee simple titleholder to the land upon which the Building is, or is to be, constructed;

                  (vii) water and sewer charges and any add-ons;

                  (viii) operation, maintenance, and repair (to include replacement of components) of the Building, including but not limited to all floor, wall and window coverings and personal property in the Common Areas, Building systems such as heat, ventilation and air conditioning system, elevators, escalators, and all other mechanical or electrical systems serving the Building and the Common Areas and Service Areas and service agreements for all such systems and equipment;

                  (ix) charges for any easement maintained for the benefit of the Building or the license, permit and inspection fees; Common Areas and Service Areas;

                  (xi) compliance with any fire safety or other governmental rules, regulations, laws, statutes, ordinances or requirements imposed by any governmental authority or insurance company with respect to the Building during the Term hereof;

                  (xii) wages, salaries, employee benefits and taxes (or an allocation of the foregoing) for personnel working full or part time in connection with the operation, maintenance and management of the Building and the Common Areas and Service Areas;

                  (xii) accounting and legal services (but excluding legal services in connection with negotiations and disputes with specific tenants unless the matter involved affects all tenants of the Building);

                  (xiv) administrative and management fees for the Building and Landlord's overhead expenses directly attributable to Building management;

                  (xv)   indoor or outdoor landscaping;

                  (xvi) depreciation (or amortization) of Required Capital Improvements and Cost Savings Improvements. "Required Capital Improvements" will mean capital improvements or replacements made in or to the Building in order to conform to any law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over the Building, including, without limitations, The Americans with Disabilities Act or Texas Architectural Barriers Act. "Cost Savings Improvements" will mean any capital improvements or replacements which are intended to reduce, stabilize or limit increases in Operating Costs. [The cost of Cost Savings Improvements will be amortized by spreading such costs uniformly over a term equal to the lesser of (a) the period of years over which the amount by which Operating Costs are reduced would be equal to the cost of such installation or (b) ten (10) years. The cost of Required Capital Improvements and depreciable (or amortizable) maintenance and repair items (e.g., painting of Common Areas, replacement of carpet in elevator lobbies), will be amortized by spreading such costs uniformly over a term equal to the lesser of (a) the period employed by Landlord for federal income tax purposes or
(b) ten (10) years.]

                  (xvii) Interest (as defined in Section 3.8 of the Supplemental Lease Provisions) upon the undepreciated (or unamortized) balance of the original cost of items which the Landlord is entitled to depreciate (or amortize) as an Operating Cost;

                  (xviii) expenses and fees (including attorneys' fees) incurred contesting of the validity or applicability of any governmental enactments which may affect Operating Costs; and

                  (xix) the costs incurred by Landlord for (i) any and all forms of fuel or energy utilized in connection with the operation, maintenance, and use of the Building, Common Areas and Service Areas, (ii) sales, use, excise and other taxes assessed by governmental authorities on energy sources, and (iii) other costs of providing energy to the Building, Common Areas and Service Areas.

         3. Landlord will credit against Operating Costs any refunds received as a result of tax contests, after deduction for Landlord's costs in connection with same.

         4. The foregoing provisions of this Exhibit C will not be deemed to require Landlord to furnish or cause to be furnished any service or facility not otherwise required to be furnished by

Landlord pursuant to the provisions of this Lease, although Landlord, in Landlord's absolute discretion, may choose to do so from time to time.

                                    EXHIBIT D

                               RULES & REGULATIONS

1. Except as specifically provided for in this Lease, no sign, placard, picture, advertisement, name or notice will be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building or the Premises without the written consent of Landlord first having been obtained.

2. Any directory of the Building provided by Landlord will be exclusively for the display of the name and location of tenants in the Building, and Landlord reserves the right to exclude any other names therefrom and may limit the number of listings per tenant. Tenant will pay Landlord's standard charge for Tenants listing thereon and for any changes by Tenant.

3. Tenant will not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises. No awnings or other projections will be attached to the outside walls and roof of the Building without prior written consent of Landlord. No curtains, blinds, shades or screens will be attached to or hung in or used in connection with any window or door of the Premises without the prior consent of Landlord.

4. "Normal Business Hours" for purposes of Landlord's obligation to provide air conditioning (both heating and cooling) will mean 7:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturday except for the following holidays: New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

5. The Premises will not be used for the manufacturing or storage of merchandise except as such storage may be incidental to the use of the Premises for the purposes permitted in this Lease. The Premises will not be used for lodging or sleeping, or for any illegal purposes.

6. The sidewalks, halls, passages, exits, entrances, elevators and stairways will not be obstructed by any of the tenants or be used by them for any purpose other than for ingress to and egress from their respective leased premises. The halls, passages, exits, entrances, elevators, stairways, terraces and roof are not for the use of the general public, and Landlord will in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, will be prejudicial to the safety, character, reputation and interest of the Building and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building.

7. Except as expressly permitted in writing by Landlord, no additional locks or bolts of any kind will be placed upon any of the doors or windows by Tenant~ nor will any changes be made to existing locks or the mechanisms thereof. Landlord will furnish two (2) keys for each lock it installs on the Premises without charge to Tenant Landlord will make a reasonable charge for any additional keys requested by Tenant and Tenant will not duplicate or obtain keys from any other source. Tenant will upon the termination of the Term of this Lease return to Landlord all keys so issued. The Tenant will bear the cost for the replacing or changing of any lock or locks due to any keys issued to Tenant being lost.

8. The toilets and wash basins and other plumbing fixtures will not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or foreign substances will be thrown therein.

9. No furniture, freight or equipment of any kind will be brought into the Building without the consent of Landlord, and all moving of the same into or out of the Building will be done at such time and in such manner as Landlord will designate. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators except between such hours and in such elevators that will be designated by Landlord. There will not be used in any space or in the public areas of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards.

10. No tenant will make or permit to be used any unseemly or disturbing noises, or disturb or interfere with occupants of this or neighboring buildings or leased premises, whether by the use of any musical instrument, radio, phonograph, unusual noise or in any other way. No Tenant will throw anything out of doors or down the passage ways.

11. Tenant will not use or keep in the Premises or the Building any kerosine, gasoline, or any inflammable, combustible or explosive fluid, chemical or substance or use any method of heating or air conditioning other than those supplied or approved by Landlord.

12. Tenant will see that the windows and doors of the Premises are closed and surely locked before leaving the Building. No tenant will permit or suffer any windows to be opened in the Premises while the air conditioning is in operation except at the direction of Landlord. Tenant must observe strict care and caution that all water faucets and other apparatus are entirely shut off before Tenant and Tenant's employees leave the Building, and that all electricity, gas or air conditioning will likewise be carefully shut off so as to prevent waste or damage; for any default or carelessness, Tenant will make good all injuries sustained by all other tenants or occupants or Landlord of the Building.

13. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who will in any manner do any act in violation of any of the rules or regulations of the Building.

14. The requirements of Tenant will be attended to only upon application at the office of Building. Employees of the Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

15. No tenant will disturb, solicit, or canvass any occupant of the Building, nor will Tenant permit or cause others to do so, and Tenant will co-operate to prevent same by others.

16. No vending machine or machines of any description will be installed, maintained or operated upon the Premises without the written consent of Landlord. Tenant will not permit in the Premises any cooking or the use of apparatus for the preparation of any food or beverages (except where the Landlord has approved the installation of cooking facilities as part of the Tenants leasehold improvements), nor the use of any electrical apparatus likely to cause an overload of the electrical circuits.

17. All persons entering and leaving the Building at any time other than during normal business hours will register in the books kept by Landlord at or near the night entrance or entrances, and Landlord will have the right to prevent any persons entering or leaving the Building unless provided with a key to the premises to which such person seeks entrance, and a pass in a form to be approved by Landlord and provided at Tenant's expense. Any persons found in the Building at such times without such keys or passes will be subject to the surveillance of the employees and agents of Landlord. Landlord will be under no responsibility for failure to enforce this rule.

18. Tenant will not use any janitor closets or telephone or electrical closets for anything other than their originally intended purposes. In the event Tenant will purchase privately owned communications equipment for which telephone closets were not installed in connection with initial occupancy of Tenant, such equipment will not be installed in existing telephone closets.

19. Tenants right to have heavy furnishings, equipment and files in the Premises will be limited to items weighing less than the load-bearing limits of floors within the Premises as established by Landlord. Heavy items must be placed in locations approved in advance by Landlord. Upon written demand from Landlord, Tenant will promptly remove from the Premises any items which, in the judgment of Landlord, constitute a structural overload on floors within the Premises. If Landlord approves the presence of a heavy item for which reinforcement of the floor or other precautionary measures are necessary, Tenant will bear the entire cost of such reinforcement or other precautionary measures. If the services of a structural engineer are, in the judgment of Landlord, necessary to determine the location for and/or precautionary measures to be taken in connection with any heavy load, Landlord will engage such engineer, but the fees and expenses of such engineer will be paid by Tenant upon demand.

20. Tenant will not, without the prior written consent of Landlord, use the name or any photograph, drawing or other likeness of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, nor will Tenant do or permit anything to be done in connection with Tenant's business or advertising which, in the reasonable judgment of Landlord, might mislead the public as to any apparent connection or relationship between Landlord, the Building and Tenant.

21. TENANT, ITS INVITEES, AND EMPLOYEES SHALL BE ALLOWED TO SMOKE ONLY IN THOSE DESIGNATED SMOKING AREAS OUTSIDE THE BUILDING.

                                    EXHIBIT E

                     CERTIFICATE OF ACCEPTANCES OF PREMISES

     Re: Office Building Lease for space in 6500 Greenville Place executed on the 3rd day of February, 1998, between Greenville Avenue Properties. Ltd. as "Landlord", and Preferred Voice, Inc., as "Tenant".

Landlord and Tenant hereby agree that:

1. Except for those items shown on the attached "punch list" which Landlord will use Landlord's best efforts to remedy within N/A ____ days from the date of this Certificate, Landlord has fully completed the construction work required under the terms of the Lease and the Work Letter.

2. The Premises are tenantable, the Landlord has no further obligation for construction (except as specified above), and Tenant acknowledges that both the Building and the Premises are satisfactory in all respects.

3.   The Commencement Date of the Lease is the 5th day of February, 1998.

4.   The Expiration Date of the Lease is be the 28th day of February, 1999.

All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.

EXECUTED this 3rd day February, 1998.

TENANT:                               LANDLORD:

PREFERRED VOICE, INC.                 GREENVILLE AVENUE PROPERTIES, LTD.
                                      By: LHTE Properties, Inc., General Partner

By: /s/ Mary G. Merritt               By: /s/ Graham McFarlane
    --------------------------            --------------------------------------
Name: Mary G. Merritt                 Name: Graham McFarlane
     -------------------------              ------------------------------------
Title: VP Finance/Secretary           Title: Vice President
       -----------------------               -----------------------------------

ATTEST:

By:
     -------------------------
Name:
     -------------------------
Title:
     -------------------------


[GRAPHICS]

                                     RIDER 1

                                   WORK LETTER
                                       TO
                             OFFICE LEASE AGREEMENT
                                     BETWEEN
                       GREENVILLE AVENUE PROPERTIES, LTD.
                                       AND
                              PREFERRED VOICE, INC.

         This Rider sets forth the respective obligations of, and the procedures to be followed by, Landlord and Tenant in the design and construction of those improvements that will prepare the initial Premises described in Exhibit B of the Lease for Tenant's use and occupancy.

1.       The Work.
         --------

         The "Work" will consist of SHAMPOOING THE EXISTING CARPETS AND TOUCH UP PAINTING TWO (2) WALLS WHERE PREVIOUS OCCUPANT REMOVED LOGO FROM THE WALL.



                                   Rider I - 1